                                                     Commission File No. 3383526


                          SCHEDULE 14C INFORMATION STATEMENT

                                     AMENDMENT 3

                   Information Statement Pursuant to Section 14(c)
                        of the Securities Exchange Act of 1934


Check the appropriate box:
[x ]     Preliminary Information Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14c-5(d)(2)
[  ]     Definitive Information Statement


                              MATERIAL TECHNOLOGY, INC.
                   (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box)
    [  ]      No fee required
    [x ]      Fee computed on table below per Exchange Act
              Rules 14c-5(g) and 0-11.



------------------------------------------------------------------------------------------------------------------------------------
    TITLE OF EACH CLASS OF        AGGREGATE NUMBER        PER UNIT           MAXIMUM            TOTAL
       SECURITIES                   OF SECURITIES           PRICE       AGGREGATE VALUE       FEE PAID
------------------------------------------------------------------------------------------------------------------------------------
Material Technology, Inc.,      4,500,000 Shares             $.001          $4,500             $.30
Class A Common Stock                                       Par Value
------------------------------------------------------------------------------------------------------------------------------------
SecurFone America, Inc.         4,120,000 Shares            $.19791       $815,690          $163.14
common stock                                             Book Value
------------------------------------------------------------------------------------------------------------------------------------
Material Technologies, Inc.     5,560,000 Shares             $.001          $5,560             $.37
Class A Common Stock                                       Par Value
------------------------------------------------------------------------------------------------------------------------------------
                      TOTAL                                                                $ 163.81
------------------------------------------------------------------------------------------------------------------------------------


[x  ]    Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    _____________________________

    2) Form, Schedule or Registration Statement No.:
    _____________________________

    3) Filing Party:
    _____________________________

    4) Date Filed:
    _____________________________

                              MATERIAL TECHNOLOGY, INC.
                        11661 San Vicente Boulevard, Suite 707
                                Los Angeles, CA  90049

                       NOTICE OF THE TAKING OF CORPORATE ACTION
                         WITHOUT A MEETING BY WRITTEN CONSENT

Notice is hereby given that, twenty-one (21) days after this Information Statement is mailed to shareholders of Material Technology, Inc., a Delaware corporation (the "Corporation"), approximately July __, 1997, Robert M. Bernstein, as the holder of approximately 53.3% of the outstanding capital stock of the Corporation, by written consent, will authorize the Corporation to: (1) transfer all of its assets and liabilities to Material Technologies, Inc., in exchange for 5,560,000 shares of that corporation's Class A common stock and to distribute 5,000,000 of those shares to the Corporation's existing shareholders;
(2) to effect a reverse one for ten (1 for 10) stock split reducing the Corporation's outstanding shares from 5,000,000 to 500,000 shares of Class A Common Stock; (3) enter into the reverse merger with SecurFone America, Inc. in accordance with the February 17, 1997 Stock Purchase Agreement and issue 4,500,000 shares of Class A Common Stock in exchange for all of the stock of SecurFone America, Inc.; and (4) change the Corporation's name to SecurFone America, Inc., by amending the Corporation's Certificate of Incorporation.




These transactions are contingent on the satisfaction of certain conditions and the closing is expected to occur by July 31, 1997. Assuming that these conditions are satisfied, the Board of Directors intends to authorize the Corporation to close the transactions. Concurrent with the closing, each of the current members of the Board of Directors will resign and Robert M. Bernstein, by written consent, will (a) amend the Corporation's Bylaws to increase the number of directors to five (5) and (b) will elect new directors. The current members of the Board of Directors and officers will, however, remain as directors and officers of Matech 2. No shareholder approval for elections of the new directors is required and none is being sought.

The accompanying information statement is furnished under Section 14(c) of the Securities Exchange Act of 1934 and the Rules thereunder.


July 7, 1997                                By:     /s/ Joel Freedman
                                               --------------------------------
                                                 Joel Freedman, Secretary


                        WE ARE NOT ASKING YOU FOR A PROXY AND
                       YOU ARE REQUESTED NOT TO SEND US A PROXY

                              MATERIAL TECHNOLOGY, INC.
                        11661 San Vicente Boulevard, Suite 707
                                Los Angeles, CA  90049

                                INFORMATION STATEMENT

Material Technology, Inc., a Delaware corporation, (the "Corporation") is furnishing this Information Statement to its shareholders in connection with taking shareholder action without a meeting by less than unanimous written consent of the Corporation's stockholders under Section 228 of Delaware General Corporation Law. Robert M. Bernstein holds 2,426,130 shares of the Corporation's Class A Common Stock representing 53.3% of the outstanding voting shares. On or about July __, 1997, as the Corporation's majority shareholder, Mr. Bernstein intends to execute a written consent of shareholders authorizing the Corporation to: (1) transfer all of its assets and liabilities to Material Technologies, Inc., ("Matech 2", a new corporation formed on March 4, 1997, for this transaction) in exchange for 5,560,000 shares of that corporation's Class A common stock and to distribute 5,000,000 of those shares to the Corporation's existing shareholders; (2) to effect a reverse one for ten (1 for 10) stock split reducing the Corporation's outstanding shares from 5,000,000 to 500,000 shares of Class A Common Stock; (3) enter into the reverse merger with SecurFone America, Inc. in accordance with the February 17, 1997 Stock Purchase Agreement and issue 4,500,000 shares of the Corporation's Class A Common Stock in exchange for all of the stock of SecurFone America, Inc.; and (4) change the Corporation's name to SecurFone America, Inc., by amending the Corporation's Certificate of Incorporation.

These transactions are contingent on the satisfaction of certain conditions and the closing is expected to occur by July 31, 1997. Assuming these conditions are satisfied, the Board of Directors intends to authorize the Corporation to close the transactions. Concurrent with the closing, each of the current members of the Board of Directors will resign and Robert M. Bernstein, by written consent, will (a) amend the Corporation's Bylaws to increase the number of directors to five (5) and (b) will elect new directors. The current members of the Board of Directors and officers will, however, remain as directors and officers of Matech 2. No shareholder approval for elections of the new directors is required and none is being sought.

This is only an Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


This Information Statement is mailed to stockholders on or about July __, 1997. Record holders of the Corporation's Class A Common Stock at the close of business on July __, 1997 are entitled to receive a copy of this Information Statement. On July __, 1997, there were 4,550,000 shares of Class A Common Stock outstanding with each share entitled to one vote.

                    VOTING SECURITIES AND SECURITIES TO BE ISSUED


    On July __, 1997, the Corporation had four million five hundred fifty thousand (4,550,000) shares of Class A Common Stock outstanding. Holders of the Class A Common stock have one vote per share of common stock held and vote as a single Class with holders of Class B Common Stock, who have 200 votes per share, on all matters submitted to stockholder vote including annual election of directors, amendment of the Certificate of Incorporation, merger or consolidation of the Company, sale, lease, or exchange of all or substantially all of the Company's property and assets, dissolution of the Company, and all other matters required to be submitted to stockholder vote under Delaware Corporation Law. A majority of the shares entitled to vote is necessary to effect these transactions under Delaware Corporation Law. No super majority is required by the Company's Certificate of Incorporation or Bylaws. Class A Common stockholders are entitled to receive such dividends out of the funds or assets of the Corporation legally available therefor as, from time to time, the Board may declare. In electing directors, if one or more Stockholders or their proxy deliver written notice to the Secretary of the Corporation prior to the meeting, or to the Chairperson prior to the vote for directors, all Stockholders may cumulate their votes in electing directors. If and only if such notice is given, every Stockholder entitled to vote for directors shall have the number of votes determined by multiplying the number of directors to be elected by the number of shares the Stockholder is entitled to vote and each Stockholder may then give one nominated candidate all such votes or distribute such votes in any proportion among the nominated candidates.


Upon closing the transaction, the Corporation will issue an additional 450,000 shares of its Class A Common Stock, 225,000 to Irwin Renneisen and 225,000 to David Jordan, two individuals not affiliated with the Corporation, as compensation for introducing the Corporation to SecurFone resulting in the closing of the transaction. After this issuance there will be 5,000,000 shares of Class A Common Stock outstanding. The Corporation will then reverse split these shares in a ratio of 1 for 10 resulting in 500,000 shares outstanding.
The Corporation will then issue 4,500,000 shares of its Class A Common Stock to the stockholders of SecurFone America, Inc. ("SecurFone") in exchange for all of the outstanding common stock of SecurFone. No person has any preemptive rights to any of these shares under the Corporation's Certificate of Incorporation, its Bylaws, or any agreements to which the Corporation is a party.

The Corporation's other outstanding equity securities, including Class B Common Stock, Class A and Class B Preferred Stock, were previously exchanged for equity securities in Matech 2.

               INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

In connection with the Stock Purchase Agreement, the Corporation issued 2,319,454 shares of its Class A Common Stock so that the total number of shares outstanding was increased from 2,680,546 shares to 4,550,000 and 450,000 additional shares will be issued upon closing the Stock Purchase Agreement for a total of 5,000,000 shares as follows:


------------------------------------------------------------------------------------------------------------------------------------
               Description             Number of Shares Issued       Number of Shares Issued
                                        to all Shareholders          to Robert M. Bernstein
------------------------------------------------------------------------------------------------------------------------------------
     Outstanding as of March 9, 1997          2,680,546                     856,676
------------------------------------------------------------------------------------------------------------------------------------
    Issued to Robert M. Bernstein in          1,049,454                    1,049,454
    lieu of $372,000 in accrued salary(1)
------------------------------------------------------------------------------------------------------------------------------------
     Authorized to be issued upon             450,000                          0
    closing to Irwin Renneisen and
       David Jordan for initiating
          SecurFone Transaction
------------------------------------------------------------------------------------------------------------------------------------
    Issued to Robert M. Bernstein for         520,000                       520,000
              $108,000 Note
------------------------------------------------------------------------------------------------------------------------------------
      Issued to the Baker Group for           280,000                          0
             $58,000 Note
------------------------------------------------------------------------------------------------------------------------------------
     Issued to the Company's Counsel           20,000                          0
      for Services in 1995 and 1996
------------------------------------------------------------------------------------------------------------------------------------
                         TOTAL ISSUED        2,319,454
------------------------------------------------------------------------------------------------------------------------------------
                    TOTAL OUTSTANDING        5,000,000                      2,426,130
------------------------------------------------------------------------------------------------------------------------------------



    (1) Under the agreement with Mr. Bernstein, upon closing the Stock Purchase Agreement, the Corporation will distribute an additional 450,000 shares of Matech 2 Class A Common Stock to Mr. Bernstein so that he will own a total of 2,876,130 shares of Matech 2. 1,499,454 of these shares will be subject to forfeiture to Matech 2 if, within two (2) years, Mr. Bernstein leaves his positions as an officer and director of Matech 2 other than as a result of death or disability.


After all steps in the transaction are complete, the following table sets forth the percentages of each Company that certain persons will own when all steps of the transaction are completed.



          Owner                  Per Cent of SecurFone's       Per Cent of Matech 2's
          -----                  -----------------------       ----------------------
                                Outstanding Common Stock      Outstanding Common Stock
                                ------------------------      ------------------------
SecurFone's Shareholders                    90%                           0%
SecurFone                                   0%                           10.1%
Robert M. Bernstein                        4.9%                         51.7%
Current Directors including Mr.            5.2%                         54.7%
Bernstein
All other Stockholders of the              4.8%                         35.2%
Corporation



In addition, Mr. Bernstein will own all 60,000 shares of Matech 2's Class B Common Stock representing 12,000,000 votes leaving him in control of Matech 2.


In addition, in connection with the Stock Purchase Agreement, Mr. Bernstein will enter into an agreement with SecurFone to provide consulting services for 18 months following the closing. Un-der the consulting agreement, SecurFone will pay Mr. Bernstein $5,000 upon closing the transaction. In addition, for five years from the date of the closing, Mr. Bernstein will be entitled to receive stock options, nonexercisable for one year from the date of issue. The number of shares subject to Mr. Bernstein's options will equal 7% of the sum (a) the total number of shares SecurFone registers with the Securities and Exchange Commission on Form S-8 plus
(b) the total number of shares, if any, that SecurFone sells under Regulation S of the Securities Act of 1933. Mr. Bernstein will have to pay for the shares in accordance with the terms of the options when issued and those terms will be substantially the same as the other shares registered on Form S-8 or sold under Regulation S. The number of such options and/or shares that will be issued, if any, their value, terms, and the dates of issuance cannot be determined at this time but will be determined by SecurFone's Board of Directors during the five year period depending on the Board's judgment of various factors that cannot be predicted at this time, including, but not limited to, the need to reward SecurFone's officers, directors, and employees, and its capital requirements.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT





------------------------------------------------------------------------------------------------------------------------------------
Class of Stock      Name and Address of              Amount and Nature of            Percent of Class
                     Beneficial Owner                Beneficial Ownership
------------------------------------------------------------------------------------------------------------------------------------
Class A          Robert M. Bernstein, CEO             2,426,130 Shares                          53.3%(1)
Common Stock     East Tower, Suite 705
                 11835 Olympic Blvd.
                 Los Angeles, CA  90064
------------------------------------------------------------------------------------------------------------------------------------
                 Joel R. Freedman, Director             113,481 Shares                           2.5%
                 1 Bala Plaza
                 Bala Cynwyd, PA 19004
------------------------------------------------------------------------------------------------------------------------------------
                 John Goodman, Director                  50,000 Shares                           1.1%
                 East Tower, Suite 705
                 11835 Olympic Blvd.
                 Los Angeles, CA  90064
------------------------------------------------------------------------------------------------------------------------------------
                 Directors and executive officers     2,589,611 Shares                          56.9%
                 as a group (3 persons)
------------------------------------------------------------------------------------------------------------------------------------
                 Sherman Baker                          505,700 Shares                          11.1%
                 555 Turnpike St.
                 Canton, MA  02021
------------------------------------------------------------------------------------------------------------------------------------
                 Sherman Baker Group                    883,768 Shares                          19.4%
                 composed of 15 investors
                 including Mr. Baker


                            DISSENTERS' RIGHT OF APPRAISAL

Shareholders who disapprove of the Corporation's merger with SecurFone America, Inc., have appraisal rights under Section 262 of Delaware General Corporation Law. To exercise appraisal rights, within twenty (20) days of the mailing of this notice, a shareholder must demand in writing from the Corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the Corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such a demand is received within the designated time, such shareholder will then be entitled to Notice from the Corporation of the effective date of merger. A copy of Section 262 of Delaware General Corporation Law entitled "Appraisal rights" is attached hereto as Exhibit A.

                                      BACKGROUND

THE CORPORATION


Material Technology, Inc. was incorporated in the State of Delaware on November 7, 1985 under the name of Tensiodyne Scientific Corporation. On
July 19, 1994, the Corporation amended its Certificate of Incorporation, changing its name to Material Technology, Inc. The Corporation's principal offices are located at 11835 West Olympic Boulevard, East Tower, Suite 705, Los Angeles, California 90064.


The Corporation, a development stage company, owns that certain device known as the Fatigue Fuse, which requires additional testing to more precisely identify commercial uses prior to marketing. It is also the exclusive licensee of the Electrochemical Fatigue Sensor ("EFS"), which requires substantial additional development. These technologies are intended to indicate the level of fatigue of certain metal structures including aircraft, bridges, cranes, ships, and other structures. No commercial applications of the Corporation's products have been arranged to date. The Corporation intends to develop a market for the Fatigue Fuse once testing is completed and for the EFS once it has been fully developed. (SEE, attached Form 10K of Material Technology, Inc. for the fiscal year ended December 31, 1996, p.2.)


Prior to 1994, the Corporation had virtually no assets or liabilities and was a subsidiary of Tensiodyne Corporation ("Tensiodyne"). In February 1994, as part of a reorganization, Tensiodyne assigned all of its assets and liabilities to the Corporation. On January 22, 1994, Tensiodyne's board of directors resolved to transfer its assets and liabilities to the Company and distribute, to Tensiodyne's holders of record at the close of business on February 1, 1994, one share of the Corporation's Class A Common Stock for each share of Tensiodyne Class A Common Stock. That distribution was subsequently made pursuant to an S-1 registration statement filed with the Securities and Exchange Commission effective on January 19, 1996.



SECURFONE AMERICA, INC.

On February 17, 1997, the Company entered into an agreement to effect a similar transaction with SecurFone America, Inc., ("SecurFone"). SecurFone is principally engaged in the sale and licensing of prepaid cellular phone services. It has been in the development state since its formation on May 20, 1996. SecurFone provides these services in some markets and, in other markets, licenses its resources to unrelated third parties. Generally, these services include providing understanding of the market and assistance in promotion and advertising.

SecurFone's services include prepaid cellular calling cards, subscriber recharges on prepaid calling cards via an automated intelligent voice response unit, unrestricted international calling capabilities, multi-lingual capabilities, a uniform, flat rate for long distance service from anywhere in the United

States, capability to provide services from any cellular phone, regardless of model, and voice mail service from both cellular and landline sources.

In addition, SecurFone is pursuing regional and national distribution of landline prepaid calling cards. It has also developed software to eliminate cellular fraud and is assessing the feasibility of licensing this technology to other cellular providers and carriers. SecurFone's principal offices are in San Diego, California and its primary network facilities are in Miami, Fl.

REASONS FOR THE TRANSACTION




The Corporation's Board of Directors has reviewed the transaction, including the various steps, described in this Information Statement and determined that they are fair to the Corporation and its shareholders. The Board concluded that the transaction is in the best interests of the Corporation's shareholders because it will result in each shareholder obtaining an interest in a different high technology public company that is closer than the Corporation to realizing revenues and profits. The Board expects Corporation's business to remain in the development stage for some time yet. The transaction will also supply the Corporation additional working capital.

The transfer of assets and liabilities to Matech 2 and distribution of Matech 2's shares are designed to keep the two businesses separate. Each company has a distinct mission and distinct financial, investment, and operating characteristics, as well as different management. Maintaining the separation allows each company to adopt strategies and pursue objectives appropriate to its specific business to be valued independently from the other. The distribution enables the Corporation's management to keep its attention and resources focused on developing its Fatigue Fuse and Electrochemical Fatigue Sensor without regard to the corporate and financial objectives and policies of SecurFone. The distribution allows investors to evaluate better, in accordance with their objectives and views, the different merits and outlooks of Matech 2 and SecurFone.



                THE STOCK PURCHASE AGREEMENT AND RELATED TRANSACTIONS



As of February 17, 1997, the Corporation entered into a Stock Purchase Agreement with Montpilier Holdings, Inc., ("MHI") SecurFone America, Inc., ("SecurFone") and Robert M. Bernstein, the Chief Executive Officer and controlling shareholder of both the Corporation and Material Technologies, Inc., ("Matech 2"). Under that agreement, the parties intend to effect a reverse merger of SecurFone into the Corporation immediately after distributing 5,000,000 shares of Matech 2's Class A Common Stock to the Corporation's shareholders. Upon closing, SecurFone's shareholders will acquire 90% of the Corporation's outstanding capital stock in exchange for 100% of SecurFone's outstanding capital stock.
The principal executive offices of Matech 2 and SecurFone America, Inc. are as follows:

Material Technologies, Inc.            SecurFone America, Inc.
East Tower, Suite 705                  Suite 220
11835 West Olympic Boulevard           5850 Oberlin Drive
Los Angeles, CA  90064                 San Diego, CA 92121
(310) 208-5589                         (619) 677-5580

Matech 2 was incorporated on March 4, 1997, for this transaction. On March 9, Matech 2's Board authorized issuance of 5,560,000 shares of its Class A Common Stock to the Corporation in exchange for all of the Corporation's assets and liabilities. Matech 2 also issued (a) 60,000 shares of its Class B Common Stock to Robert M. Bernstein in exchange for cancellation of his 60,000 shares of the Corporation's Class B Common Stock, (b) 350,000 shares of Matech 2's Class A Convertible Preferred Stock to the Baker Group in exchange for cancellation of that group's 350,000 shares of the Corporation's Class A Preferred Stock, (c) 15 shares of Matech 2's Class B Preferred Stock to Tensiodyne in exchange for cancellation of the Corporation's Class B Preferred Stock, and (d) 1,700,000 warrants to purchase 1,700,000 shares of Matech 2's Class A Common Stock for $.50 per share in exchange for cancellation of like warrants to purchase the Corporation's common stock. The rights, privileges, and designations of Matech 2's Class B Common Stock, warrants, and its preferred stock are the same as the Corporation's corresponding securities except the redemption date of the Class B Preferred Stock was changed from January 31, 2004 to January 1, 2002. As a result, the Corporation has outstanding 4,550,000 shares of its Class A Common Stock and no other securities.

On March 9, 1997, the Corporation's Board authorized the exchange of its assets and liabilities for 5,560,000 shares of Matech 2's Class A Common Stock. That transaction will be approved by the majority of the Corporation's shareholders approximate 21 days after this Information Statement is mailed to the Company's shareholders who will not vote on the transaction. The Corporation also agreed to distribute 5 million shares of Matech 2's Class A Common Stock to its shareholders in a ratio of one for one. The Corporation intends to distribute 369,172 shares of Matech 2's Class A Common Stock to 405 shareholders upon the effectiveness of an S-1 Registration Statement filed with the Securities and Exchange Commission on March 19, 1997. The remainder of the 5,000,000 shares being distributed will be distributed to the Corporation's affiliates under the private offering exemption from registration and such shares will be restricted. The Corporation will retain 560,000 shares of Matech 2's Class A Common Stock equal to 10.1% of the outstanding shares.

After the distribution, the Corporation will issue 450,000 shares to certain individuals who introduced the Company to SecurFone and reverse split its 5,000,000 outstanding shares, 1 for 10, leaving approximately 500,000 shares outstanding. Fractional shares will be rounded up. Thus, stockholders owning less than ten shares of the Corporation's Class A Common Stock will still receive one share in the reverse split.

The Corporation will then issue 4,500,000 new shares to SecurFone shareholders in exchange for all of SecurFone's outstanding shares leaving the Corporation's present shareholders with a 10% interest in SecurFone. SecurFone will pay Matech 2 $120,000 to cover expenses related to the transaction. The Corporation will then change its name to SecurFone America, Inc.; its officers and directors will resign; and new directors will be elected and new officers appointed. The resigning officers and directors will remain officers and directors of Matech 2. The Corporation's present shareholders will retain approximately 90% of their interest in the metal fatigue technologies business through Matech 2 and own 10% of SecurFone's prepaid cellular telephone and calling card business as well.

FEDERAL INCOME TAX CONSEQUENCES

For financial reporting purposes the above transaction will be treated as a recapitalization. Therefore, the assets and liabilities will be recorded at historical cost. As the liabilities being transferred from the Corporation to Matech 2 exceed the assets being transferred, there will be a taxable gain to the Corporation under Internal Revenue Code Section 357(c). The federal income tax, however, will be minimal as a result of the Corporation's net operating loss and other factors.

It is management's understanding that the above transaction will not qualify as a tax free spin-off under Internal Revenue Code Section 355. As such the distribution will be a taxable dividend to the Corporation's shareholders under Internal Revenue Code Section 301. The Corporation's shareholders will be required to include in their taxable ordinary income for the taxable year in which the distribution is received, the fair market value of the Corporation's Stock distributed to them. The Corporation's Board of Directors has determined that the value of its Common Stock is $.001 per share. This value was determined due to the lack of marketability of the Corporation's stock, as well as its negative net worth and its predecessors' history of accumulated losses. There can be no assurance that the Internal Revenue Service (the "Service") or other taxing agency will not assert a higher value, resulting in greater tax liability to the Corporation's shareholders as a result of the distribution.

CONDITIONS FOR CLOSING THE TRANSACTION



The reverse merger contemplated by the Stock Purchase Agreement is conditioned on the Registration Statement filed with the Securities and Exchange Commission on March 19, 1997, becoming effective to allow distribution of Matech 2's
Class A Common Stock to the Corporation's public shareholders prior to July 31, 1997. The Corporation is aware of no federal or state regulatory requirements or approvals that will be necessary prior to effecting the proposed reverse merger of SecurFone into the Corporation.

These transactions are contingent on satisfying certain conditions including that the closing occur by July 31, 1997. In addition, prior to closing, the Corporation must obtain the agreement of certain affiliates of the Corporation to restrict their ability to sell or otherwise transfer their shares of the Corporation for one year from the date of the closing. Closing is also conditioned on counsel for the Corporation and SecurFone verifying that the various steps in the transaction described above have been legally and properly taken prior to closing and that no material adverse information has come to light. Assuming that these conditions are satisfied, the Board of Directors intends to authorize the Corporation to close the transactions. Concurrent with closing, each of the current members of the Board of Directors will resign and Robert M. Bernstein, by written consent, will (a) amend the Corporation's Bylaws to increase the number of directors to five (5) and (b) will elect new directors. No shareholder approval for elections of the new directors is required and none is being sought.

The above discussion of the Stock Purchase Agreement and the conditions to closing contains all material terms of the Agreement.



                            SELECTED FINANCIAL INFORMATION



On March 9, 1997, Matech 2 authorized issuance of 5,560,000 shares of its
Class A Common Stock to the Corporation, 60,000 shares of its Class B Common Stock to Robert M. Bernstein, 350,000 shares of its Class A Convertible Preferred Shares to the Corporation's Class A Convertible Preferred Shareholders in exchange for their Convertible Preferred in the Corporation, and 15 shares of Class B Convertible Preferred Shares to the Corporation's Class B Convertible Preferred Shareholder, Tensiodyne Corporation in exchange for its Class B Convertible Preferred in the Corporation. Matech 2 will continue substantially in the same line of business as the Corporation including owning all of its assets and liabilities. The selected financial data for the Corporation are derived from the Corporation's consolidated financial statements. The selected financial data should be read in conjunction with the Corporation's financial statements attached hereto as Exhibit 1.






------------------------------------------------------------------------------------------------------------------------------------
                                    Fiscal Year Ending December 31                 Three Months Ending       Inception to
                                                                                         March 31              March 31
------------------------------------------------------------------------------------------------------------------------------------
                        1992        1993        1994         1995         1996        1996       1997            1997
                                                                                  (Unaudited) (Unaudited)    (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
Net Sales                   0            0           0            0           0            0           0               0
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From
Continued Operations $(51,180)   ($714,605)  $(378,848)   $(203,849)  $(483,186)   $(150,541)   $(87,649)    $(2,755,193)
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From
Continued Operations
Per Common Share                                                          $(.17)                  $(.016)
------------------------------------------------------------------------------------------------------------------------------------
Common Shares
Outstanding                                                           2,580,546                5,560,000
------------------------------------------------------------------------------------------------------------------------------------
Total Assets         $178,944     $167,858    $184,579     $150,692    $208,299     $165,481    $172,418        $172,418
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities     $46,481     $401,600    $620,375     $783,882  $1,046,517     $914,049    $493,146        $493,146
------------------------------------------------------------------------------------------------------------------------------------
Redeemable Preferred
Stock                       0            0    $150,000     $150,000    $150,000     $150,000    $150,000        $150,000
------------------------------------------------------------------------------------------------------------------------------------
Total Stockholders'
Equity (Deficit)     $132,463    $(619,166)  $(585,796)   $(783,190)  $(988,218)   $(898,568)  $(470,728)      $(470,728)
------------------------------------------------------------------------------------------------------------------------------------
Dividends                   0            0           0            0           0            0           0               0
------------------------------------------------------------------------------------------------------------------------------------


The following selected financial data compares, as of March 31, 997, the Corporation's per share finances with SecurFone's per share finances as derived from the audited financial statements attached to this Information Statement with the pro forma data as if the transaction had been completed on March 31, 1997. For financial reporting purposes, the transaction is treated as a recapitalization of both companies.

                                              The        SecurFone    SecurFone
                                           Corporation               (Pro Forma)
--------------------------------------------------------------------------------
Number of Shares of Common Stock
Outstanding as of March 31, 1997             5,000,000   4,000,000    5,000,000

--------------------------------------------------------------------------------
Book Value per share as of March 31, 1997      $(.094)        $.20        $.163
--------------------------------------------------------------------------------
Loss per share for period ending
March 31, 1997.*                               $(.016)      $(.07)      $(.056)
--------------------------------------------------------------------------------
Dividends                                            0           0            0
--------------------------------------------------------------------------------



*As SecurFone began operations in the fall of 1996, its financial statements reflect only its first four months of operations ending on March 31, 1997 compared to three months of the Corporation's operations ending March 31, 1997.



           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                                 RESULTS OF OPERATIONS

The following discussion of results of operations, capital resources, and liquidity pertains to the consolidated activities of Tensiodyne Corporation for 1994 and of the Company for the two years ended December 31, 1996 and the three months ended March 31, 1996 and 1997. Since February 1994, the Company has been successor to all of the assets and operations of Tensiodyne pertaining to the Fatigue Fuse and the Electrochemical Fatigue Sensor.

Results of Operations for the Years Ended December 31, 1994, 1995, and 1996, and the first quarter of 1997 as compared with 1996.

Revenues

Neither the Company's parent Tensiodyne or Company generated any significant revenue in 1996, 1995, 1994, or the three months ended March 31, 1997. Revenue generated during the first quarter of 1996 consisted of interest of $507 which accrued on a note due the Company and $9,656 on the sale of Tensiodyne Corporation common stock. Revenue generated during the first quarter of 1997 consisted of $4,555 for research and development under the Company's subcontract with Southwest Research Institute and $1,135 for expense reimbursement under that contract.

COSTS AND EXPENSES

Research and Development costs (pertaining to testing) in 1996 were $699, as compared to $15,104 in 1995 and $83,360 in 1994. The amount spent in development costs by the Company is directly related to its available funds. For the three months ended March 31, 1997, the Company spent $4,555 on research and development reflecting the start up of its efforts in connection with the Southwest Research Institute subcontract.

In the three months ended March 31, 1996 and 1997, General and Administrative costs were $150,541 and $83,094, respectively. The major costs incurred during the first quarter of 1996 consisted of telephone of $4,813, rent of $3,862, professional fees of $20,183, officer's salary of $105,000, and office expense of $8,051. The major costs incurred during the first quarter of 1997 consisted of officer's salary of $45,000, professional fees of $21,643, telephone expenses of $2,800, office expense of $1,869, and rent of $3,575.

General and Administrative costs were $421,053 for 1996, $188,745 for 1995, and $295,488 for 1994. The major cost in 1996 were officers' salaries of $200,000, professional fees of $111,080, office related expenses of $45,136, travel expenses of $21,902, rent of $16,742 and consulting fees totaling $34,631. The primary increase in these expenses resulted from the Board approving compensation of $200,000 to Robert M. Bernstein for his successful negotiation of the teaming agreement with SWRI the University of Pennsylvania which resulted in the United States Air Force awarding Southwest Research Institute a $2,500,000 contract in February 1997 to conduct research on the Company's EFS technology. In 1995, Mr. Bernstein's compensation was $0.

The major costs incurred during 1995 were professional fees of $33,206, the charge-off of the third offering costs of $31,480, office related expenses of $19,751, travel cost of $28,298, rent of $28,514, interest of $10,817, and consulting fees of $15,362.

The major cost incurred in 1994 were officer salaries of $72,000, professional fees of $55,824, office related expenses of $32,206, travel costs of $36,991, rent of $16,169, and utilities of $23,023.

Liquidity and Capital Resources

The Company's accountant has opined that the Company's financial condition raises substantial doubt concerning the Company's ability to continue as a going concern. As a result of the Company's subcontract with SWRI related to its contract with the U.S. Air Force which is providing $2.5 million for research on the EFS technology and the possibility of an additional $2.5 million addition to that contract, it appears that the Company will have sufficient funds to continue operating at least through August 1998.

As reflected in the numbers below, over the past three years, to continue seeking capital and to maintain its patents, the Company was totally dependent on the willingness of the Company's President, Mr. Bernstein, and long time investors in the Company to loan the Company money or purchase additional securities from the Company. Over the next 18 months, the Company expects to receive approximately $550,000 from a subcontract with SWRI relating to its research contract that the United States Air Force awarded to SWRI on February 25, 1997. These funds, however, are not guaranteed but rather the Company's best estimate based on SWRI's contract with the Air Force and the Company's subcontract with SWRI. In addition, the Company expects to receive $120,000 from SecurFone America, Inc. under the Stock Purchase Agreement which will provide the Company additional working capital. These funds, however, are only a beginning, the Company estimates an additional $5,000,000 will have to be raised to complete research and development and bring its products to market. Although, Mr. Bernstein intends to continue to loan the Company funds as required to seek additional financing, he is under no obligation to do so. The Company does not expect to receive any additional material financing from its other long time investors.

Although the Company has provided information to various investment bankers and venture capitalists in an effort to obtain financing, no specific plans are under consideration. Any prediction of the likelihood or timing of obtaining the required funding would be highly speculative. The Company's ability to obtain such financing may depend on the results of the research contract with SWRI which will not be evident for a year or more.

Cash and cash equivalents as of March 31, 1996 and 1997 were ($2,422) and $2,783 respectively. During the first quarter of 1996, the Company received $26,250 from officer loans. During the first quarter of 1997, the Company paid down officer's loans by $44,000.

Cash and cash equivalents at December 31,1996 amounted to zero. During 1996, the Company's president advanced $51,324, including direct loans to the Company and payment of Company Expenses, and $64,676 was repaid towards his loan account. In addition, an individual purchased a $25,000 convertible note, the Company sold 50,000 of its shares of Tensiodyne Corporation for $17,750, and $174,040 was received through the issuance of 70,000 shares of the Company's Class A Common Stock through its 1996 stock option plan.

Cash and cash equivalents at December 31, 1995 amounted to $1,226. During 1995, the Company's president advanced $100,874, including direct loans to the Company and payment of Company expenses, of which $16,000 was repaid. Also in 1995, the Company borrowed $58,000 from Mr. Sherman Baker. Of the amounts received in 1995, $135,378 was used in Company operations.

Cash and cash equivalents at December 31,1994 amounted to zero. During 1994, the Company received $24,787 form its officers through the sale of its Class A Common Stock, $140,000 from the sale of its Redeemable Class B Preferred Stock, $135,050 from officer loans, and $78,495 from third-party loans. Of the total amount received during the period, $275,441 was used in operations and $31,480 was paid in fees relating to the preparation and filing of the Registration Statement and $78,446 was repaid to the Company's president.



AGREEMENTS AND ROYALTY OBLIGATIONS

There are certain outstanding agreements pursuant to which the Company and its predecessors agreed to pay royalties or remuneration based upon revenues derived from the commercial exploitation of the Fatigue Fuse and the EFS.

On December 24, 1985, Tensiodyne entered into agreements with Tensiodyne 1985-I R&D Partnership to provide funding to research and develop the Fatigue Fuse. These agreements were amended on October 9, 1989. Under these agreements, the Company is obligated to pay the Partnership a 10% royalty on future gross sales of the Fatigue Fuse limited to a return of the Partnership's original investment of $912,500 plus interest at 6% per annum. In the event that the Company ceases to be engaged in business, the Partnership will have all rights to the Fatigue Fuse, and will pay a 15% royalty to the Company. See, Note 10a to the Financial Statements.

In addition, the Company's predecessor entered into an agreement with Advanced Technology Center ("ATC") pursuant to which, for a grant of $45,000, the Company must return an amount equal to the grant by means of a royalty based on sales and sub license agreements. Ben Franklin Techno-logy Center of South Eastern Pennsylvania succeeded to this interest. The royalty obligation is limited to the original advance and a return of 11% per annum. As of December 31, 1996, this future royalty commitment was $119,336 compared to $107,510 as of December 31, 1995. Payment of this obligation will be made solely from Company sales and is secured by a security interest in and to equipment used in developing its technology. SEE, Note 10 b to the Financial Statements.

A similar agreement with the same entity was entered into May 4, 1987, under which, in consideration for an additional grant of $63,775, ATC purchased a royalty of 3% of future gross sales and 6% of sub licensing revenues. The agreement was amended on August 2, 1987, and, as amended, the royalty cannot exceed the lesser of (1) the amount of the advance plus a 26% annual rate of return or, (2) total royalties earned for a term of 17 years. At December 31, 1995, and 1996, the total future royalty commitments, including the accumulated 26% annual rate of return, was limited to approximately $440,265 and $555,734, respectively. Payment of future royalties will be made solely from Company's sales of the Fatigue Fuse and are secured by the Company's patents, products, and accounts receivable related to the Fatigue Fuse only, the technology developed with the funding. SEE, Note 10 c to the Financial Statements.

On June 27, 1991, Tensiodyne issued to Variety Investments, Ltd., and Countryman Investments, Ltd. (hereinafter the "Issuees"), both of Vancouver, British Columbia, a royalty in an amount equal to 20% of gross sales of a joint venture named Tensiodyne Marketing, Inc., consisting of Tensiodyne, Variety and Countryman. Variety and Countryman were to advance $400,000 to Tensiodyne and additionally purchase a 2.5% royalty for $100,000. The $100,000 was paid, however, the Issuees advanced only $360,017 and the agreement was modified. Pursuant to the modified agreement, the $360,017 was to be repaid solely from funds derived from the sale of equity received by December 31, 1994, and the royalty was to be modified upon the issuance of 100,000 shares of the common stock of Tensiodyne. The obligation to Variety and Countryman bears interest at the rate of 4.5% per annum. No portion of this sum was repaid by December 31, 1994 as required; consequently, the Issuees will receive, in the aggregate, a royalty interest in the amount of 16.2%. SEE, Note 10 d to the Financial Statements.

Under the February, 2, 1994 reorganization agreement, Tensiodyne was obligated to provide $5,100,000 in financing to the Company. During 1994, the Company received $150,000 under this agreement in exchange for 7,560 shares of its Class A Common Stock and 15 shares of redeemable Class B Preferred Stock. The Class B Preferred stockholders had the right to redeem their stock at $10,000 per share on January 31, 2004. In connection with the Stock Purchase Agreement, Tensiodyne agreed to exchange its 15 Class B Preferred shares in the Company for $5,000 and 15 Class B preferred shares in Matech 2 with the same redemption rights except that Tensiodyne may redeem its shares two years earlier on January 31, 2002.

Tensiodyne provided no further funding under its agreement to provide financing to the Company. As a result, the Company sued Tensiodyne. On March 28, 1995, a settlement of that action was reached and Tensiodyne issued 6,375,000 shares of its common stock to the Company. The proceeds from the sale of these shares are applied to reduce Tensiodyne's obligation under the agreement. The balance owed is $4,950,000 plus accrued interest at 7% per year. The Company also received an additional 250,000 shares of Tensiodyne upon signing the settlement agreement.

These Tensiodyne shares have little or no value. Management believes Tensiodyne has insufficient capital to pay any of the amount owed. The Company's Tensiodyne shares are restricted and subject to Rule 144 under the Securities Act. It thus appears highly unlikely that the Company will receive any significant funds from this source. SEE, Note 10 e to the Financial Statements.

On August 4, 1995, the Company entered into an agreement with an unrelated third party, Stephen Forrest Beck, to compensate him for providing the idea of pursuing a government contract to fund the development of the EFS. As amended on February 7, 1997, the agreement requires Matech 2 to issue him 2.5% of Matech 2's outstanding Class A common stock as of the date a subcontract is signed with SWRI, appoint him to Matech 2's Board of Directors, and issue him a promissory note equal to 15% of the amount of SWRI's contract with the government. The funds due on the note are to be paid only when such funds are available to Matech 2 from financing or revenues other than from a government contract.
Under this Agreement Matech 2 must execute a promissory note to pay this third party $375,000 plus interest at major bank prime rate when such funds are available to Matech 2. Interest accrues nine months after the government contract is executed, and is payable quarterly. Matech 2 is obligated to pay 12.5% of the first $1,000,000 earned or raised through financing, other than a government contract, and 15% of any amount over $1,000,000 until the note and accrued interest are paid. SEE, Note 10 f to the Financial Statements.

On August 26, 1993, Tensiodyne entered into a license agreement with the University of Pennsylvania whereby the University licensed to Tensiodyne the right to develop and exploit the Electrochemical Fatigue Sensor. Under this agreement, Tensiodyne issued 12,500 shares of its common stock to the University and granted it a 5% royalty interest on revenues from sales of the EFS. The license was assigned to the Company and terminates upon expiration of the underlying patents.

Also on August 26, 1993, Tensiodyne entered into a Sponsored Research Agreement with the University of Pennsylvania under which Tensiodyne agreed to sponsor development of the EFS including paying the University $200,000 in 18 monthly installments. These payments were not made for lack of funds. This agreement was also assigned to the Company.

The Company expects to enter into modification agreements with the University of Pennsylvania. Under the contemplated modification agreements, the University's royalty on the EFS will be increased from 5% to 7%; the Company will issue the University and certain affiliates of the University (the "University Group") sufficient additional shares of Class A Common Stock so that the University Group's percentage ownership equals 5% of the outstanding Class A Common Stock; and the Company will pay the University 30% of any amounts the Company raises from financing (excluding government contracts) in excess of $150,000 until the $200,000 owed to the University is paid. SEE, Note 6 to the Financial Statements.

The following summarizes the Company's royalty obligations on the Fatigue Fuse and the EFS:

--------------------------------------------------------------------------------
                                             Fatigue Fuse         EFS
--------------------------------------------------------------------------------
Tensiodyne 1985-1 R&D Partnership              10.0%(1)            0
--------------------------------------------------------------------------------
Advanced Technology Center
     Future Gross Sales                         6.0%(2)            0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Sublicensing Fees                        12%(3)
--------------------------------------------------------------------------------
Variety Investments, Ltd.                        20.0%         0
--------------------------------------------------------------------------------
University of Pennsylvania
        Net Sales of EFS                           0        7.0%
        Net Sales of Services                      0        2.5%
--------------------------------------------------------------------------------
Sherman Baker                                     1.0%       0.5%
--------------------------------------------------------------------------------
                             Totals              49.0%      10.0%
--------------------------------------------------------------------------------

(1) The R&D Partnership's 10% royalty is limited to capital contributed plus accrued interest.
(2) Advanced Technology Center's 6% royalty is limited to $45,000 plus 11% per year return which equaled $119,336 as of December 31, 1996.
(3) Advanced Technology Center's 12% royalty on sales from sublicensing the Fatigue Fuse is limited to $63,775 plus a 26% annual return which equaled $554,734 as of December 31, 1996.

There are no prior affiliations, including stock ownership, among or between the Company and the other persons described above to whom the Company has royalty obligations.

BUSINESS

The Company, a development stage company, owns that certain device known as the Fatigue Fuse, which requires additional testing to more precisely identify commercial uses prior to manufacturing and marketing. The Company is also the exclusive licensee of the Electrochemical Fatigue Sensor ("EFS"), which requires substantial additional development. These technologies are intended to indicate the level of fatigue of certain metal structures including aircraft, bridges, cranes, ships, and other structures. No commercial application of these products has been arranged to date. The Company intends to develop a market for the Fatigue Fuse once testing is completed and for the EFS once it has been fully developed.

The Fatigue Fuse is in its final testing and development stages which will last from 6 to 12 months and cost approximately $2,000,000, including technical testing and final development. If testing, development, and marketing are successful, management estimates the Company should begin receiving revenue from Fatigue Fuse sales a year of receiving the $2,000,000. At this time, management cannot estimate the amount of revenue that may be realized. Management estimates the EFS will require two years and approximately $2,875,000 for development and marketing. If successful, Matech 2's two products will complement each other and be used together in systems to detect and measure metal fatigue. On the other hand, neither may be successful for many reasons listed above.

At first, management intends to market the Fatigue Fuse separately. If the EFS is successfully developed, the two products will complement on another. Several manufacturers are capable of producing the Fatigue Fuse at a reasonable cost.
It is uncertain, however, that these products (a) will be successfully developed, (b) can be commercially produced, (c) will perform to expectations, or (d) that commercial markets will be successfully developed. Moreover, there is and will be significant competition for the Fatigue Fuse if and when it is marketed.

DEVELOPMENT OF TECHNOLOGIES

The development and application sequence for the Fatigue Fuse and EFS consists of Basic Research, Advanced Development, Prototype Evaluation, Application Demonstration, and Commercial Sales and Service. The Fatigue Fuse came first and is furthest along in the sequence. The Basic Research was by the inventor, Professor Maurice Brull of the University of Pennsylvania. Tensiodyne conducted the Advanced Development, including variations of the adhesive bonding process, and fabrication of a laboratory grade recorder (i.e., a fatigue recorder capable of high precision and reliability, but not designed for use outside a laboratory) for the separation events which constitute proper functioning of the Fatigue Fuse. The next step, Prototype Applications, is on hold pending the receipt of funding, including empirical tailoring of Fuse parameters (i.e., parameters to match the measured structure's material and the Fuse's exact geometric design to the structure's material and use) to fit actual spectrum loading (i.e., random stress loads over a specific range of loads) expected in specific applications. Associated tests include coupon specimens (i.e., small blocks of metal which can be conveniently loaded in a test laboratory) and full scale structural tests (i.e., the object being tested is a large assembly constituting a section of the structure, e.g., an airplane wing) with attached Fuses. A prototype of a flight qualifiable operational (i.e., it can be modified to function when attached to a flying airplane) separation event recorder (i.e., a device which detects, stores, and displays the information that the metal strips in the Fuse have separated at specific times) was designed, fabricated, and successfully demonstrated. The next tasks will be to prepare a mathematical analysis for more efficient selection of Fuse parameters and to conduct a comprehensive test program to prove the ability of the Fuse to accurately indicate fatigue damage when subjected to realistically large variations in spectrum loading. The final tasks prior to marketing will be a larger group of demonstration tests, e.g. on bridges, helicopters, tankers, or windmills.



To date, certain organizations have included Matech's Fatigue Fuse in test programs. Already completed are tests for welded steel civil bridge members.
In 1996, Westland Helicopter, a British firm, tested the Fatigue Fuse on Helicopters. That test was successful in that the legs of the fuses failed in sequence as predicted. British Aerospace is conducting a full scale, 3 year test of the Fatigue Fuse on Grumman T-38 training aircraft. Testing will be completed in approximately one year. The Company has also received commercial inquiries on the availability of Fatigue Fuses for windmills, marine cranes, and refinery pressure vessels.



Basic Research for the EFS was conducted at the University of Pennsylvania. It defined the unique physical effect on which the EFS is based, and the materials, configuration, instrumentation and procedures to be employed. The next phase will be Advanced Development with more complex load cycles, additional alloys, fabrication of a movable Electrochemical Fatigue Sensor device, and production of another body of reproducible test data. Prototype Applications will then include fabrication of a truly portable near-operational device. And again the final steps are multiple demonstration tests followed by routine sales.

The Company has a teaming agreement with Southwest Research Institute ("SWRI") and the University of Pennsylvania (collectively the "Team"). On February 25, 1997, the United States Air Force awarded the Team a $2.5 million Phase I contract to "determine the feasibility of [the Company's Electrochemical Fatigue Sensor] to improve the United States Air Force capability to perform durability assessments of military aircraft, including both air frames and engines through the application of EFS to specific military aircraft alloys." The Company is a subcontractor to SWRI and its share of this award is approximately $550,000 for which the Company will perform certain technical tasks in accordance with its expertise. This research will substantially assist the Company in determining the feasibility of the EFS.

DESCRIPTION OF TECHNOLOGIES

The Company is developing these technologies because the existing methods of detecting metal fatigue have certain disadvantages which may be avoided by the Fatigue Fuse and/or EFS. The Fatigue Fuse, like other competing technologies, must remain attached to the structure to respond to the structure's complete loading history. Its advantages over the other technologies are (a) it costs less and (b) it can be simply interpreted without a complex computer analysis system. If the EFS is developed successfully, it will have a unique advantage over all competing metal fatigue detection systems in that it will be able to determine the degree of fatigue damage after a few days of temporary installation. It will not require continuous input and will be able to assess structures which have never before been tested for fatigue damage.

Moreover, there is a possibility that these two systems will work well together. If the EFS can measure the status of the metal fatigue of a structure, then the Fatigue Fuse may be calibrated to that level of fatigue and installed on the structure to accurately measure metal fatigue as it occurs in the structure from that date forward.

The Fatigue Fuse

The Fatigue Fuse, developed by Tensiodyne and now owned by the Company, was designed to be affixed to a structure and to give a number of warnings as preselected portions of the fatigue life have been used up (i.e., how far to failure the object has progressed). It will give warnings against a condition of widespread generalized cracking due to fatigue.

The Fatigue Fuse is a thin piece of metal similar to the material being monitored. It consists of a series of parallel metal strips connected to a common base, much as fingers are attached to a hand. Each "finger" has a different geometric pattern called "notches" defining its boundaries. By applying the laws of physics in determining the geometric contour of each of the notches, the fatigue life of each finger should be finite and predictable. When the fatigue life for a given finger (or fuse) is reached, the fuse breaks. By implementing different geometry for each finger in the array, different increments of fatigue life become observable. Typically, notches will be designed to facilitate observation of increments of fatigue life of 10% to 20%. By mechanically attaching or bonding these devices to different areas of the structural member of concern, the Fuses undergo the same fatigue history as the structural member. Therefore, breakage of a fuse will indicate that an increment of fatigue life has been reached for the structural member.

Fatigue results from a metal object being subjected to repeated cyclic strain. In a commercial context this strain and concomitant stress result from a large number of cycles of loading and unloading. Sudden fracture can result. Fatigue damage and the resulting compromise of the stability and integrity of the member experiencing fatigue presents the potential for structural failure and extreme danger. Objects such as bridges and wings of airplanes are subject to fatigue. It is obvious that sudden fracture of such objects could have disastrous results. It is presently impossible, under any generally acceptable theory of fatigue phenomena, to predict by analysis alone when the limit is reached and when a fracture may take place. Further, in normal usage, the damage occurs cumulatively, at microscopic levels and can only be detected, in the early stages at a time when dire results can be avoided by examination of the microscopic structure.



This difficulty has caused designers of objects and structures subject to fatigue to be extremely conservative. They have attempted to design structures to maintain the stresses presented in critical areas of a structure at a level well below known endurance limits of the material. In many instances this results in extreme expense. In spite of this "over-designing," catastrophic fatigue failures still occur. Although tests of the Fatigue Fuse have been performed in independent laboratories and the Fuse has been shown to perform as designed and as expected, Management has determined that substantial additional testing is necessary to ensure that it will be possible to calibrate various types of loading spectra, i.e., the range and types of stresses which a metal object experiences during usage. Management estimates it will require an outlay of approximately $355,000 to accomplish this additional testing. If this money were available, Management estimates that such additional testing could be accomplished in 6 to 12 months.



Management believes the Fuse will be of value in monitoring aircraft, ships, bridges, conveyor systems, mining equipment, cranes, etc. No special training will be needed to qualify individuals to report any broken segments of Fuse to the appropriate engineering authority for necessary action. The development of such value is contingent upon the Company's successful production and marketing of the Fuse, and no assurance can be given that the Company will be able to overcome the obstacles relating to introduction to the market of a new product. In order to determine its ability to produce and market the Fatigue Fuse, it will be necessary for the Company to have substantial capitalization and no assurance can be given that needed capital will be available.

Electrochemical Fatigue Sensor

In August 1993, Tensiodyne entered into two agreements, a license and development agreement, with the University of Pennsylvania regarding a new invention, the EFS, designed to measure electrochemically the status of fatigue of a structure without knowing the structure's past loading history. Under the license Agreement, 12,500 shares of Tensiodyne's common stock were issued, a 5% royalty on sales of the EFS was granted, and, under the development agreement, Tensiodyne undertook to pay $11,112 per month for 18 months totaling $200,000. No payments have been made on this obligation. The Company and the University of Pennsylvania are negotiating an agreement to modify their previous agreements
(a) to increase the University's royalty from 5% to 7% of the sale of related products, (b) to issue additional shares of the Company's Class A Common Stock so that the University and certain affiliates will own to 5% of the outstanding Class A Common Stock of the Company as of the effective date of the modified agreements, and (c) to pay the University 30% of any financing the Company receives in excess of $150,000 (excluding amounts received from government grants or contracts) up to the $200,000 owed to the University.

The EFS is a high precision instrument consisting of (a) a cell which can be attached to a structure to measure electrical current and (b) software to interpret the current measurements. The cell con-sists of an enclosure which contains a fluid which conducts electricity and two metal electrodes connected to external wires leading to a battery and the current measuring instrument. The sensor is temporarily attached to a structural member, then the member is subjected to multiple loads while the instrument records the current. A computer analyzes the current record to determine the degree of fatigue damage present at the location of the sensor in the structure. Then the sensor is removed.

The EFS is in the initial stage of research. No assurance can be given that it can be developed successfully or that, if developed, it can be produced at a price which will permit its marketing, or that, even if these two conditions are met, that the EFS will find a market.

PATENTS

The Company is the assignee of four patents originally issued to Tensiodyne.
The first was issued on May 27, 1986, and expires on May 27, 2003. It is entitled "Device for Monitoring Fatigue Life" and bears United States Patent Office Number 4,590,804. The second patent entitled "Method of Making a Device for Monitoring Fatigue Life" was issued on February 3, 1987 and expires February 3, 2004. It bears United States Patent Office Number 4,639,997. The third patent, entitled "Metal Fatigue Detector," was issued on August 24, 1993 and expires on August 24, 2010. It bears United States Patent Number 5,237,875.
The fourth patent, entitled "Device for Monitoring the Fatigue Life of a Structural Member and a Method of Making Same," was issued on June 14, 1994 and expires on June 14, 2011. It bears United States Patent Number 5,319,982. This latter patent was pending when Tensiodyne assigned the rights to the Company in February 1994 and was assigned to the Company upon issuance later in 1994.

DISTRIBUTION METHODS OF PRODUCT

If funds become available, the Company intends to exhibit the Fatigue Fuse and the EFS at various aerospace trade shows and market its products directly to end users, including aircraft manufacturing companies, aircraft maintenance companies, manufacturers and operators of cranes, certain state regulatory agencies which oversee bridge maintenance, companies engaged in manufacturing and maintaining ships and tankers, and the military. Although management intends to undertake marketing, dependent on the availability of funds, within and without the United States, no assurance can be given that any such marketing activities will be implemented.

COMPETITION

    The Company's Products

1. The EFS is intended to provide a fatigue measurement which cannot now be obtained from any other instrument, namely, an assessment of the extent of fatigue damage before cracks have grown to a size detectable by nondestructive inspection, in a structure which has not previously been instrumented or monitored to record the loads or strains experienced in service.

2. The Fatigue Fuse provides a simple low-tech way to assess and predict fatigue damage, which otherwise requires complex instrumentation, precision data recording, and sophisticated analytical computer programs.

    Competitor's Products

Nevertheless, other technologies exist which indicate fatigue damage. Single cracks larger than a certain minimum size can be found by nondestructive inspection methods such as dye penetrant, radiography, eddy current, acoustic emission, and ultrasonics. Tracking of load and strain history, for subsequent estimation of fatigue damage by computer processing, is possible with recording instruments such as strain gauges and counting accelerometers. These methods have been used for up to 40 years and also offer the advantage that they have been accepted in the marketplace, whereas the Company's products will remain largely unproved for some currently indeterminable period. Companies marketing these alternate technologies include Magnaflux Corporation, Kraut-kremer-Branson, Dunegan-Endevco, and MicroMeasurements. These companies have more substantial assets, greater experience, more human and other resources than the Company, including but not limited to established distribution channels and an established customer base. The familiarity and loyalty to these technologies may be difficult to dislodge. Because the Company is still in its development stages, it is unable to predict whether its technologies may be successfully developed and commercially attractive to various potential markets.

SOURCES OF BASIC MATERIAL

All of the materials used in the Company's technologies are easily available from numerous sources. The Company will not be dependent on any supplier as a sole provider of materials.

DEPENDENCE UPON ONE OR MORE MAJOR CUSTOMERS

The Company believes that its products may be utilized within the aerospace, crane, bridge, large ship and tanker industries and by the military. If it successfully develops its products, as to which no assurance can be given, the Company will attempt to market its products to a variety of companies and governmental agencies. Nevertheless, the Company believes that it is likely, for several years following introduction of its products, that it may be dependent on a small number of large customers, the loss of any one of which would have a material adverse effect upon the Company's revenues and the perceived reliability of its products within the marketplace.

TOTAL NUMBER OF EMPLOYEES

The Company has three employees, Robert M. Bernstein, its President and Chief Executive Officer, who spends substantially full time on its affairs, John Goodman, its Chief Engineer, who works part time, and a secretary. The Company will employ other persons as needed on a part time or consulting basis, as appropriate, based on the availability of funds.

PLAN OF OPERATIONS

The Company estimates that it requires $5,000,000 in order to complete testing of the Fatigue Fuse and to market the Fatigue Fuse and EFS. Of this sum, it estimates that funds would be allocated approximately as follows:

--------------------------------------------------------------------------------
Preparation of production models                                $1,250,000
--------------------------------------------------------------------------------
Referral fees for prior funding                                   $625,000
--------------------------------------------------------------------------------
Fatigue Fuse lab testing for specific loading conditions          $500,000
--------------------------------------------------------------------------------
Fatigue Fuse Beta test completion                                 $250,000
--------------------------------------------------------------------------------
EFS Beta testing on Turbine blades                                $500,000
--------------------------------------------------------------------------------
Marketing efforts for two years including personnel               $660,000
--------------------------------------------------------------------------------
University of Pennsylvania license payment                        $200,000
--------------------------------------------------------------------------------
Office administration and overhead for two years                $1,015,000
--------------------------------------------------------------------------------
                                                         TOTAL  $5,000,000
--------------------------------------------------------------------------------



The Company is seeking to raise funds from numerous sources, including various state and federal governmental agencies and/or private or public offerings of securities. At this time, however, the Company has no firm agreements other than the subcontract with Southwest Research Institute related to the Air Force contract signed on February 25,1997. That contract will provide $2,500,000 for basic feasibility research on the EFS related to air frames and engines through the application of EFS to specific military aircraft alloys. The Company will receive approximately $550,000 to pay its overhead during EFS development which will allow the Company to continue to search for the additional $5 million needed to complete testing of the Fatigue Fuse and to market both the Fatigue Fuse and EFS.. Sufficient interest has been generated by the military and the Pentagon that additional military and congressional funding should be forthcoming based upon the success of Phase I. Southwest Research has informed the Company that Congress has appropriated an additional $2,500,000 for research related to the EFS technology and that the contracting process for the additional funds has begun. The Company anticipates that process will take three to four months.



DESCRIPTION OF PROPERTY

The Company leased offices beginning June 1, 1997 at 11661 San Vicente Boulevard, Suite 707, Los Angeles, California, 90049. The space consists of 830 square feet of useable space and will be adequate for the Company's current and foreseeable needs. The rent is $40,464.00 payable at $1,868.00 per month.

The Company owns a remote monitoring system and certain manufacturing equipment which is presently leased to the University of Pennsylvania (Laboratory for Research on the Structure of Matter) for instructional and testing purposes. In consideration of leasing this equipment, the University has agreed to perform 1,200 hours of testing on materials to be used in conjunction with the Fatigue Fuse. The first five year term of this lease will expire on March 31, 1998. Lessee has the right to borrow the equipment for a further five year period. Upon the expiration of the second five year period, the University has the right to purchase the equipment at its then fair market value.

LEGAL PROCEEDINGS

The Company is not presently involved in any legal proceedings which in management's opinion might have a material effect on the Company.

                  DIRECTORS, EXECUTIVE OFFICERS, AND CONTROL PERSONS



The name, age, office, and principal occupation of the executive officers and directors of Matech and certain information relating t their business experiences are set forth below:

    NAME                AGE            POSITION

Robert M. Bernstein     62             President/Chief Financial Officer
                                       Chairman of the Board
Joel R. Freedman        36             Secretary/Director
Dr. John Goodman        62             Chief Engineer/Director

The Term of the directors and officers of Matech is until the next annual meeting or until their successors are elected.

ROBERT M. BERNSTEIN, PRESIDENT/CHIEF FINANCIAL OFFICER/CHAIRMAN OF THE BOARD Robert M. Bernstein is 62 years of age. He received a Bachelor of Science degree from the Wharton School of the University of Pennsylvania in 1956. From August 1959 until his certification expired in August 1972, he was a Certified Public Accountant Licensed in Pennsylvania. From 1961 to 1981, he acted as a consultant specializing in mergers, acquisitions, and financing. From 1981 to 1986, Mr. Bernstein was Chairman and Chief Executive Officer of Blue Jay Enterprises, Inc. of Philadelphia, Pennsylvania, an oil and gas exploration company. In December 1986, he formed a research and development partnership for Tensiodyne funding approximately $750,000 for research on the Fatigue Fuse.
From January 1986 until September 1986, Mr. Bernstein was President and Chief Executive Officer of Tensiodyne Corporation and in October 1988 became Chairman of the Board, President, Chief Financial Officer, and CEO of Matech and retained these positions with Matech after the reorganization in February 1994.

JOEL R. FREEDMAN, SECRETARY/DIRECTOR
Joel R. Freedman is 36 years of age. From October 1989 until February 1994, Mr. Freedmen was Secretary and a Director of Tensiodyne and Matech, retaining these positions with Matech after the reorganization in February 1994. Mr. Freedman attends board meetings and provides advice to the Company as needed.
 Since 1983, he has been president of Genesis Securities, Inc., a full-serve brokerage firm in Philadelphia, PA. His duties there are a full-time commitment. Accordingly, he does not take part in Matech's day to day activities. He is not a director of any other company.

DR. JOHN W. GOODMAN, CHIEF ENGINEER/DIRECTOR
Dr. John W. Goodman is 62 years of age. Dr. John Goodman is presently Senior Staff Engineer, Materials Engineering Department of TRW Space and Electronics and was formerly Chairmen of the Aerospace Division of the American Society of Mechanical Engineers. He holds a Doctorate of Philosophy in Materials Science which was awarded with distinction by the University of California at Los Angeles in 1970, received in 1957 a Masters of Science degree in Applied Mechanics from Penn State University and in 1955 he received a Bachelor of Science degree in Mechanical Engineering from Rutgers University. From 1972 to 1987 Dr. John Goodman was with the United States Air Force as lead Structural Engineer for the B-1 aircraft; Chief of the Fracture and Durability Branch and Materials Group Leader, Structures Department, Aeronautical Systems Center, Wright-

Patterson Air Force Base. From 1987 to December, 1993, he was on the Senior Staff, Materials Engineering Department of TRW Space and Electronics. He has been Chief Engineer Development of Matech's products since May 1993. He worked full time for Matech from August 1993 to December 1994, when he returned to TRW. Since the he has consulted with Matech periodically.



The following individuals will constitute the Board of Directors following the resignation of the current members of the Board:

WILLIAM STUEBER, age 37, became President of SecurFone America, Inc. in June 1996. Since 1982, he has been the owner and president of Direct Mobile, Inc. (formerly known as Vortex Cellular, Inc.), a distributor of cellular telephones, pages, and other communications equipment.

NICHOLAS WILSON, age 51, became Chief Executive Officer of SecurFone America, Inc. in June 1996. From September 1994 until October 1996, Mr. Wilson was Chairman of the Board of Intek Diversified Corporation, a publicly-traded company engaged in the development of 220 MHZ special mobile radio systems. Mr. Wilson is President of Roamer One Holdings, Inc. a privately-held holding company which owns a major position in Intek Diversified Corporation. Since 1989, Mr. Wilson has served as President and Chief Executive Officer of Roamer Communications Network which was responsible for providing engineering services to a large number of 220 MHz licensees. In addition to serving as Director to several private companies, Mr. Wilson serves as a Director of Ventel, Inc. a Canadian corporation listed on both the Vancouver and Montreal Stock Exchanges.

MICHAEL LEE, age 38, became Chief Financial Officer of SecurFone America, Inc. in June 1996. He is a certified public accountant and member of the American Institute of Certified Public Accountants and the Ohio Society of Certified Public Accountants. Mr. Lee has been a tax partner since October 1993 at Bober, Markey & Company, a large regional public accounting firm. Previously he worked as a tax manager for ten years at Grant Thorton International LLP, one of the world's largest public accounting firms. Mr. Lee presently serves as Treasurer and Director of Roamer One Holdings, Inc. and has served as a Director for numerous private companies.

DEREK DAVIS, age 29, became Chief Operating Officer of SecurFone America, Inc. in June 1996. From March 1993 until June 1996, Mr. Davis was Director of Operations of Central Communications Corporation, a company engaged in the construction and operation of 220 MHz special mobile radio systems. From December 1990 until September 1991, Mr. Davis was a financial analyst for Rovic Diamonds, a diamond mining company. Mr. Davis has a Masters of Business Administration from the University of San Diego.

STEVEN L. WASSERMAN, age 43, became Secretary and a Director of SecurFone America, Inc. in June 1996. Mr. Wasserman is an attorney and a partner of the law firm of Kohrman Jackson & Krantz, PLL, Cleveland, Ohio. He is Secretary and a Director of Intek Diversified Corporation, and is also a member of Intek's Audit Committee and Stock Option Committee. Mr. Wasserman is also a Director of Roamer One Holdings, Inc. He was a principal of the law corporation of Honohan, Harwood, Chernett & Wasserman, LPA, Cleveland, Ohio, from September 1983 until September 1, 1994. Mr. Wasserman is a member of the bars of Ohio and Florida.

The Board of Directors does not have any committees. All Board actions during the previous fiscal year, 1996, were conducted by the unanimous consent of the three directors.

EXECUTIVE COMPENSATION




---------------------------------------------------------------------------------------------------------
                                                 Other    Restricted                       All Other
Name and                                        Annual       Stock     Options     LTIP    Compen-
Principal               Salary($)     Bonus    Compen-       Awards     /SARs    Payouts   sation ($)
Position       Year                    ($)    sation($)       ($)        (#)       ($)
---------------------------------------------------------------------------------------------------------
Robert M.      1994      $72,000(1)      0            0          $0          0         0          $10(2)
Bernstein      1995            0         0            0           0          0         0            0
CEO            1996     $200,000(1)      0            0           0          0         0            0
---------------------------------------------------------------------------------------------------------
John W.        1994      $71,096         0            0           0          0         0            0
Goodman        1995        2,745         0            0           0          0         0            0
Director and   1996            0         0            0           0          0         0            0
Engineer
---------------------------------------------------------------------------------------------------------



(1) This amount was accrued. On April 25, contingent on Mr. Bernstein remaining as an officer and director of Matech 2 for two years, the Corporation agreed to issue Mr. Bernstein 1,049,454 shares of its Class A Common Stock and an additional 450,000 shares of Matech 2 Class A Common Stock in exchange for cancellation of the $372,000 in salary accrued by Mr. Bernstein.
(2) In February 1994, the Company issued 10,000 shares of Class A Common Stock, par value $.001, to Mr. Bernstein



        MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

On January 12,1996, Matech's S-1 registration became effective for distribution of 262.267 shares of Class A Common Stock to 391 shareholders of Tensiodyne Corporation as of February 2, 1994. Of these shares, 132,565 shares were distributed to Robert M. Bernstein.

Approximately two weeks later, Matech Class A Common Shares were quoted on the NASDAQ Bulletin Board. Its trading symbol is MTKN. During 1996, Matech's Class Common Stock traded between a low of $2.50 per share and a high of $5.00 per share. The following chart contains the high and low prices per share at which the stock traded in each 1996 calendar quarter.

--------------------------------------------------------------------------------
                           High                   Low
--------------------------------------------------------------------------------
First Quarter           Unavailable           Unavailable
--------------------------------------------------------------------------------
Second Quarter        $4.50 per share       $3.00 per share
--------------------------------------------------------------------------------
Third Quarter              $3.50                 $2.50
--------------------------------------------------------------------------------
Fourth Quarter             $2.50                 $5.00
--------------------------------------------------------------------------------

On December 31, 1996, there were 405 shareholders.

No dividends on any of the Company's shares were declared or paid during 1996 nor are any dividends contemplated in the foreseeable future.

On February 20, 1996, and December 20, 1996, Matech filed Form S-8 registration statements registering 220,000 shares of the Company's Class A Common Stock to be issued to employees, advisors and consultants under the Company's 1996 Stock Option Plan adopted by the Board of Directors on February 19, 1996. As of June 30, 1997, 170,000 shares have been issued under this plan to various consultants.



                            INDEPENDENT PUBLIC ACCOUNTANT

The Corporation's independent public accountant for its most recent fiscal year, 1996, was Jonathon Reuben, CPA, An Accounting Corporation. The Corporation has not retained an accountant for the current fiscal year.

                                     ATTACHMENTS

Attachment A: Delaware General Corporation Law, Section 262: Appraisal Rights

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                                 FINANCIAL STATEMENTS




                                      Contents
                                      --------



                                                                   Page
                                                                   ----

Independent Auditor's Report                                        F1

Balance Sheets                                                      F3

Statements of Operations                                            F5

Statements of Stockholders' Equity (Definciency)                    F6

Statements of Cash Flows                                            F14

Notes to Financial Statements                                       F16

                                                                    [LETTERHEAD]



                             INDEPENDENT AUDITORS' REPORT



Board of Directors
Material Technology, Inc.
(Formerly Tensiodyne Scientific Corporation)
Los Angeles, California



We have audited the accompanying balance sheets of Material Technology, Inc. (Formerly Tensiodyne Scientific Corporation) (A Development Stage Company) as of December 31, 1996 and 1995, and the related statements of operations, cash flows, and stockholders' equity (deficit) for each of the three years in the period ended December 31, 1996, and for the period from January 1, 1991, through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. Statements of operations and cash flows for the period from October 21, 1983 (inception) through December 31, 1990, (with the exception of 1989 which was unaudited) were audited by other auditors whose reports dated on various dates, expressed unqualified opinions including an explanatory paragraph, as discussed in Note 3, regarding the Company's ability to continue as a going concern.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Material Technology, Inc. (Formerly Tensiodyne Scientific Corporation) as of December 31, 1996, and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 and for the period from January 1, 1991 through December 31, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Jonathon P. Reuben
--------------------------
Jonathon P. Reuben,
Certified Public Accountant
Calabasas, California
June 12, 1997

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                                    BALANCE SHEETS

                                        ASSETS

                                        December 31,             March 31,
                                       1995         1996           1997
                                    -----------  ----------    -------------
                                                                (Unaudited)
CURRENT ASSETS
  Cash and Cash Equivalents       $    1,226   $       --    $       2,783
  Accounts Receivable                     --           --            4,555
  Prepaid Expenses                        --        6,472            5,848
                                    -----------  ----------    -------------
    TOTAL CURRENT ASSETS               1,226        6,472           13,186
                                    -----------  ----------    -------------

FIXED ASSETS
  Property and Equipment, Net
      of Accumulated Depreciation    100,958       98,016           97,318
                                    -----------  ----------    -------------

OTHER ASSETS
    Investments                           --       55,200           13,800
    Intangible Assets, Net of
      Accumulated Amortization        22,658       20,669           20,172
  Note Receivable (Including
    Accrued Interest)                 23,661       25,753           25,753
  Refundable Deposit                   2,189        2,189            2,189
                                    -----------  ----------    -------------

    TOTAL OTHER ASSETS                48,508      103,811           61,914
                                    -----------  ----------    -------------

    TOTAL ASSETS                  $  150,692   $  208,299    $     172,418
                                    -----------  ----------    -------------
                                    -----------  ----------    -------------

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                                    BALANCE SHEETS


                                                  LIABILITIES AND STOCKHOLDERS'  (DEFICIT)

                                                                                               December 31,            March 31,
                                                                                           1995            1996         1997
                                                                                         ------------   -----------   ----------
                                                                                                                    (Unaudited)
CURRENT LIABILITIES
  Bank Overdraft                                                                                 --   $     2,422    $       --
  Legal Fees Payable                                                                        111,343       128,191       126,835
  Other Accounts Payable                                                                     18,185        33,221        39,687
  Accrued Officers Salary                                                                   172,000       372,000        45,000
  Accrued Payroll Taxes                                                                      12,051        19,124        22,656
  Loan Payable - Officer                                                                     23,272        56,846        12,846
  Loans Payable-Others                                                                       84,439        32,627        32,627
  Payable on Research and
     Development Sponsorship                                                                188,495       188,495       188,495
                                                                                         ------------   -----------   ----------

    TOTAL CURRENT LIABILITIES                                                               609,785       832,926       468,146

Loan Payable - Officer                                                                      113,268       122,698            --
Loans Payable - Other                                                                        60,829        90,893        25,000
                                                                                         ------------   -----------   ----------

    TOTAL LIABILITIES                                                                       783,882     1,046,517       493,146
                                                                                         ------------   -----------   ----------

REDEEMABLE PREFERRED STOCK
  Class B Preferred Stock, $.001 Par Value
     Authorized 510 Shares, Outstanding 15 Shares at December
     31, 1996; Redeemable at $10,000 Per Share After January 31, 2002                       150,000       150,000       150,000
                                                                                         ------------   -----------   ----------

STOCKHOLDERS' (DEFICIT)
  Class A Common Stock, $.001 Par Value, Authorized 10,000,000
     Shares, Outstanding 2,157,880 Shares at December 31, 1995,
      2,580,546 Shares at  December 31, 1996, and 5,000,000 Shares at March 31, 1997          2,157         2,580         5,000
  Class B Common Stock, $.001 Par Value, Authorized 300,000
     Shares, Outstanding 60,000 Shares                                                           60            60            60
  Class A Preferred, $.001 Par Value, Authorized 900,000 Shares
     Outstanding 350,000 Shares                                                                 350           350           350
  Additional Paid in Capital                                                              1,763,698     1,799,181     2,459,354
  Less Notes and Subscriptions Receivable - Common Stock                                    (14,720)      (14,720)      (36,464)
  Deficit Accumulated During the Development Stage                                       (2,380,135)   (2,830,869)   (2,912,828)
  Unrealized Holding Gain on Investment Securities                                               --        55,200        13,800
                                                                                         ------------   -----------   ----------

  TOTAL STOCKHOLDERS' (DEFICIT)                                                            (783,190)     (988,218)     (470,728)
                                                                                         ------------   -----------   ----------

   TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                                       $    150,692   $   208,299   $   172,418
                                                                                         ------------   -----------   ----------
                                                                                         ------------   -----------   ----------


                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                               STATEMENTS OF OPERATIONS

                                                                                                                   From Inception
                                                                                    For the Three Months Ended   (October 21, 1983)
                                                                                              March 31,             Through
                                                    1994         1995        1996         1996          1997      March 31, 1997
                                                 -----------   ----------   ---------  -----------   ----------   ----------------
                                                                                       (Unaudited)   (Unaudited)   (Unaudited)

 REVENUES
  Sale of Fatigue Fuses                          $      --     $     --     $    --    $      --     $     --     $      64,505
  Sale of Royalty Interests                             --           --          --           --           --           198,750
  Research and Development Revenue                      --           --          --           --         4,555          717,135
  Test Services                                         --           --          --           --           --            10,870
                                                 -----------   ----------   ---------  -----------   ----------   ----------------
    TOTAL REVENUES                                      --           --          --           --         4,555          991,260
                                                 -----------   ----------   ---------  -----------    ---------   ----------------
COSTS AND EXPENSES
  Research and Development                           83,360       15,104      10,700          --         4,555        1,512,851
  General and Administrative                        295,488      188,745     472,486      150,541       83,094        2,233,602
                                                 -----------   ----------   ---------  -----------    ---------   ----------------
    TOTAL COSTS AND EXPENSES                        378,848      203,849     483,186      150,541       87,649        3,746,453
                                                 -----------   ----------   ---------  -----------    ---------   ----------------
    INCOME (LOSS) FROM OPERATIONS                  (378,848)    (203,849)   (483,186)    (150,541)     (87,649)      (2,755,193)
                                                 -----------   ----------   ---------  -----------    ---------   ----------------

OTHER INCOME (EXPENSE)
  Expense Reimbursed                                    --           --       12,275                     1,135           (5,392)
  Interest Income                                     1,785        1,928       2,427          507           --           39,487
  Miscellaneous Income                                   --        4,375          --           --           --           25,145
  Loss on Sale of Equipment                              --          --           --           --           --          (12,780)
  Settlement of Teaming Agreement                        --          --           --           --           --           50,000
  Litigation Settlement                                  --           --          --           --           --           18,095
  Gain on Sale of Stock                                  --           --      17,750        9,656           --           17,750
                                                 -----------   ----------   ---------  -----------    ---------   ----------------
    TOTAL OTHER INCOME                                1,785        6,303      32,452       10,163        1,135          132,305
                                                 -----------   ----------   ---------  -----------    ---------   ----------------

NET INCOME (LOSS) BEFORE EXTRAORDINARY
  ITEMS AND PROVISION FOR INCOME TAXES             (377,063)    (197,546)   (450,734)    (140,378)     (81,959)      (2,622,888)
PROVISION FOR INCOME TAXES                             --           --            --           --           --           (7,000)
                                                 -----------   ----------   ---------  -----------    ---------   ----------------
    NET INCOME (LOSS) BEFORE
      EXTRAORDINARY ITEMS                          (377,063)    (197,546)   (450,734)    (140,378)     (81,959)      (2,629,888)
 EXTRAORDINARY ITEMS
  Forgiveness of Debt                               --            --              --           --           --         (289,940)
  Utilization of Operating  Loss Carry forward         --           --            --           --           --            7,000
                                                 -----------   ----------   ---------  -----------    ---------   ----------------
    NET INCOME (LOSS)                           $  (377,063) $  (197,546) $ (450,734) $  (140,378)  $  (81,959)  $   (2,912,828)
                                                 -----------   ----------   ---------  -----------    ---------   ----------------
                                                 -----------   ----------   ---------  -----------    ---------   ----------------

PER SHARE DATA
  Income (Loss) Before Extraordinary Item                                 $    (0.17)
  Extraordinary Items                                                              -
                                                                           ---------
    NET INCOME (LOSS)                                                     $    (0.17)
                                                                           ---------
                                                                           ---------
  COMMON SHARES OUTSTANDING                                                2,580,546
                                                                           ---------
                                                                           ---------

         See accompanying notes and independent accountants' report.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                    STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
          FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH MARCH 31, 1997


                                    Class A Common      Class B Common      Class A Preferred Stock  Class B Preferred Stock
                                 -------------------   -------------------  -----------------------  -----------------------
                                    Shares                Shares                  Shares                   Shares
                                  Outstanding  Amount   Outstanding  Amount    Outstanding  Amount      Outstanding  Amount
                                  -----------  ------   -----------  ------    -----------  ------      -----------  ------
Initial Issuance of Common Stock,
   October 21, 1983                   2,408    $    2            --  $   --           --    $   --            --     $   --
Adjustment to Give Effect
  to Recapitalization on
  December 15, 1986
  Cancellation of Shares             (2,202)       (2)           --       --          --         --            --         --
                                     ------     -----         -----    -----       -----    -------       -------      -----
                                        206         0            --       --          --         --            --         --
Balance, October 21, 1983
  Shares Issued By Tensiodyne
   Corporation in Connection
   With Pooling of Interests         42,334        14            --       --          --         --            --         --
Net (Loss), Year Ended
 December 31, 1983                       --        --            --       --          --         --            --         --
                                     ------     -----         -----    -----       -----    -------       -------      -----
Balance, January 1, 1984             42,540        14            --       --          --         --            --         --
  Capital Contribution                   --        28            --       --          --         --            --         --
  Issuance of Common Stock            4,815         5            --       --          --         --            --         --
  Costs Incurred in Connection
   with Issuance of Stock                --        --            --       --          --         --            --         --
 Net (Loss), Year Ended
  December 31, 1984                      --        --            --       --          --         --            --         --
                                     ------     -----         -----    -----       -----    -------       -------      -----
                                                         Deficit
                                                       Accumulated
                                        Capital         During the
                                     in Excess of      Development
                                       Par Value          Stage           Total
                                     ------------      -----------        -----
Initial Issuance of Common Stock,
   October 21, 1983                  $      2,498      $        --      $  2,500
Adjustment to Give Effect
  to Recapitalization on
  December 15, 1986
  Cancellation of Shares                       (2)              --            --
                                          -------         --------      --------
                                            2,496               --         2,500
Balance, October 21, 1983
  Shares Issued By Tensiodyne
   Corporation in Connection
   With Pooling of Interests                4,328               --         4,342
Net (Loss), Year Ended
 December 31, 1983                             --           (4,317)       (4,317)
                                          -------         --------      --------
Balance, January 1, 1984                    6,824           (4,317)        2,520
  Capital Contribution                     21,727               --        21,755
  Issuance of Common Stock                 10,695               --        10,700
  Costs Incurred in Connection
   with Issuance of Stock                  (2,849)              --        (2,849)
 Net (Loss), Year Ended
  December 31, 1984                            --          (21,797)      (21,797)
                                          -------         --------      --------


         See accompanying notes and independent accountants' report.
                                    F-6

                         MATERIAL TECHNOLOGY, INC.
                 (Formerly Tensiodyne Scientific Corporation)
                       (A Development Stage Company)
               STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
      FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH MARCH 31, 1997


                                     Class A Common       Class B Common      Class A Preferred Stock  Class B Preferred Stock
                                  -------------------   -------------------   -----------------------  -----------------------
                                    Shares                Shares                  Shares                   Shares
                                  Outstanding  Amount   Outstanding  Amount    Outstanding  Amount      Outstanding  Amount
                                  -----------  ------   -----------  ------    -----------  ------      -----------  ------
Balance, January 1, 1985           47,355        47            --       --          --         --            --         --
 Shares Contributed Back
   to Company                        (315)       (0)           --       --          --         --            --         --
 Capital Contribution                  --        --            --       --          --         --            --         --
 Sale of 12,166 Warrants at
  $1.50 Per Warrant                    --        --            --       --          --         --            --         --
 Shares Cancelled                  (8,758)       (9)           --       --          --         --            --         --
 Net (Loss), Year Ended
  December 31, 1985                    --        --            --       --          --         --            --         --
                                  -------       ---       -------  -------     -------     ------       -------    -------
Balance, January 1, 1986           38,282        38            --       --          --         --            --         --
  Net (Loss), Year Ended
   December 31, 1986                   --        --            --       --          --         --            --         --
                                  -------       ---       -------  -------     -------     ------       -------    -------
Balance, January 1, 1987           38,282        38            --       --          --         --            --         --
  Issuance of Common Stock Upon
   Exercise of Warrants               216         0            --       --          --         --            --         --
 Net (Loss), Year Ended
  December 31, 1987                    --        --            --       --          --         --            --         --
                                  -------       ---       -------  -------     -------     ------       -------    -------

                                                         Deficit
                                                       Accumulated
                                        Capital         During the
                                     in Excess of      Development
                                       Par Value          Stage           Total
                                     ------------      -----------        -----

Balance, January 1, 1985                   36,397          (26,114)       10,329
 Shares Contributed Back
   to Company                                   0               --            --
 Capital Contribution                     200,555               --       200,555
 Sale of 12,166 Warrants at
  $1.50 Per Warrant                        18,250               --        18,250
 Shares Cancelled                               9               --            --
 Net (Loss), Year Ended
  December 31, 1985                            --         (252,070)     (252,070)
                                        ---------        ---------       -------
Balance, January 1, 1986                  255,211         (278,184)      (22,936
  Net (Loss), Year Ended
   December 31, 1986                           --          (10,365)      (10,365)
                                        ---------        ---------       -------
Balance, January 1, 1987                  255,211         (288,549)      (33,300)
  Issuance of Common Stock Upon
   Exercise of Warrants                    27,082               --        27,082
 Net (Loss), Year Ended
  December 31, 1987                            --          (45,389)      (45,389)
                                        ---------        ---------       -------


         See accompanying notes and independent accountants' report.
                                    F-7

                            MATERIAL TECHNOLOGY, INC.
                  (Formerly Tensiodyne Scientific Corporation)
                          (A Development Stage Company)
                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
       FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH MARCH 31, 1997


                                     Class A Common       Class B Common      Class A Preferred Stock  Class B Preferred Stock
                                  -------------------   -------------------   -----------------------  -----------------------
                                    Shares                Shares                  Shares                   Shares
                                  Outstanding  Amount   Outstanding  Amount    Outstanding  Amount      Outstanding  Amount
                                  -----------  ------   -----------  ------    -----------  ------      -----------  ------
Balance, January 1, 1988             38,498        38          --        --          --         --            --         --
  Issuance of Common Stock
   Sale of Stock (Unaudited)          2,544         3          --        --          --         --            --         --
   Services Rendered (Unaudited)      3,179         3          --        --          --         --            --         --
  Net (Loss), Year Ended
  December 31, 1988 (Unaudited)                    --          --        --          --         --            --         --
                                    -------       ---     -------   -------     -------    -------       -------    -------
Balance, January 1, 1989
   (Unaudited),                      44,221        44          --        --          --         --            --         --
  Issuance of Common Stock
   Sale of Stock                      4,000         4          --        --          --         --            --         --
   Services Rendered                 36,000        36          --        --          --         --            --         --
  Net (Loss), Year Ended
   December 31, 1989                     --        --          --        --          --         --            --         --
                                    -------       ---     -------   -------     -------    -------       -------    -------
Balance, January 1, 1990             84,221        84          --        --          --         --            --         --
  Issuance of Common Stock
   Sale of Stock                      2,370         2          --        --          --         --            --         --
   Services Rendered                  6,480         7          --        --          --         --            --         --
  Net Income, Year Ended
   December 31, 1990                     --        --          --        --          --         --            --         --
                                    -------       ---     -------   -------     -------    -------       -------    -------
                                                         Deficit
                                                       Accumulated
                                        Capital         During the
                                     in Excess of      Development
                                       Par Value          Stage           Total
                                     ------------      -----------        -----

Balance, January 1, 1988                  282,293         (333,938)      (51,607)
  Issuance of Common Stock
   Sale of Stock (Unaudited)              101,749               --       101,752
   Services Rendered (Unaudited)--         70,597                         70,600
  Net (Loss), Year Ended
  December 31, 1988 (Unaudited)                           (142,335)     (142,335)
                                        ---------        ---------       -------
Balance, January 1, 1989
   (Unaudited),                           454,639         (476,273)      (21,590)
  Issuance of Common Stock
   Sale of Stock                            1,996               --         2,000

   Services Rendered                       17,964               --        18,000
  Net (Loss), Year Ended
   December 31, 1989                           --          (31,945)      (31,945)
                                        ---------        ---------       -------
Balance, January 1, 1990                  474,599         (508,218)      (33,535)
  Issuance of Common Stock
   Sale of Stock                           59,248               --        59,250
   Services Rendered                       32,393               --        32,400
  Net Income, Year Ended
   December 31, 1990                           --          133,894       133,894
                                        ---------        ---------       -------



          See accompanying notes and independent accountants' report.
                                     F-8

                            MATERIAL TECHNOLOGY, INC.
                   (Formerly Tensiodyne Scientific Corporation)
                         (A Development Stage Company)
                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
       FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH MARCH 31, 1997

                                       Class A Common        Class B Common      Class A Preferred Stock  Class B Preferred Stock
                                     -------------------   -------------------   -----------------------  -----------------------
                                       Shares                Shares                  Shares                   Shares
                                     Outstanding  Amount   Outstanding  Amount    Outstanding  Amount      Outstanding  Amount
                                     -----------  ------   -----------  ------    -----------  ------      -----------  ------
Balance January 1, 1991 as Restated     93,071        93          --       --            --        --            --         --
  Issuance of Common Stock
   Sale of Stock                           647         1          --       --       350,000       350            --         --
   Services Rendered                     4,371         4          --       --            --        --            --         --
   Conversion of Warrants                   30        --
   Conversion of Stock                  (6,000)       (6)     60,000       60            --        --            --         --
  Net (Loss), Year Ended
   December 31, 1991                        --        --          --       --            --        --            --         --
                                       -------       ---      ------      ---       -------   -------       -------    -------
Balance January 1, 1992                 92,119        92      60,000       60       350,000       350            --         --
  Issuance of Common Stock
   Sale of Stock                        20,000        20          --       --            --        --            --         --
   Services Rendered                     5,400         5          --       --            --        --            --         --
   Conversion of Warrants                6,000         6          --       --            --        --            --         --
   Sale of Class B Stock                    --        --      60,000       60            --        --            --         --
  Issuance of Stock to
    Unconsolidated Subsidiary            4,751         5          --       --            --        --            --         --
  Conversion of Stock                    6,000         6     (60,000)     (60)           --        --            --         --
  Cancellation of Shares                (6,650)       (7)         --       --            --        --            --         --
  Net (Loss), Year Ended
   December 31, 1992                        --        --          --       --            --        --            --         --
                                     ---------     -----     -------  -------       -------   -------       -------    -------
                                                         Deficit
                                                       Accumulated
                                        Capital         During the
                                     in Excess of      Development
                                       Par Value          Stage           Total
                                     ------------      -----------        -----
Balance January 1, 1991 as Restated       566,240         (374,324)      192,009
  Issuance of Common Stock
   Sale of Stock                          273,335               --       273,686
   Services Rendered                       64,880               --        64,884
   Conversion of Warrants                      --
   Conversion of Stock                         --               --            --
  Net (Loss), Year Ended
   December 31, 1991                           --         (346,316)     (346,314)
                                        ---------        ---------       -------
Balance January 1, 1992                   904,455         (720,640)      184,265
  Issuance of Common Stock
   Sale of Stock                           15,980               --        16,000
   Services Rendered                       15,515               --        15,520
   Conversion of Warrants                  14,994               --        15,000
   Sale of Class B Stock                   14,940               --        15,000
  Issuance of Stock to
    Unconsolidated Subsidiary              71,659               --        71,664
  Conversion of Stock                          --               --            --
  Cancellation of Shares                        7               --            --
  Net (Loss), Year Ended
   December 31, 1992                           --         (154,986)     (158,196)
                                        ---------        ---------       -------

           See accompanying notes and independent accountants' report.
                                     F-9

                           MATERIAL TECHNOLOGY, INC.
                (Formerly Tensiodyne Scientific Corporation)
                        (A Development Stage Company)
               STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
     FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH MARCH 31, 1997

                                       Class A Common        Class B Common      Class A Preferred Stock  Class B Preferred Stock
                                     -------------------   -------------------   -----------------------  -----------------------
                                       Shares                Shares                  Shares                   Shares
                                     Outstanding  Amount   Outstanding  Amount    Outstanding  Amount      Outstanding   Amount
                                     -----------  ------   -----------  ------    -----------  ------      -----------   ------
Balance December 31, 1992              127,620       127       60,000       60       350,000      350             --         --
  Issuance of Common Stock
   Licensing Agreement                  12,500        13           --       --            --       --             --         --
   Services Rendered                    67,030        67           --       --            --       --             --         --
   Warrant Conversion                   56,000        56           --       --            --       --
  Cancellation of Shares               (31,700)      (32)          --       --            --       --             --         --
  Net (Loss) for Year Ended
    December 31, 1993 (Restated)            --        --           --       --            --       --             --         --
                                     ---------     -----      -------  -------       -------  -------        -------    -------
Balance December 31, 1993              231,449       231       60,000       60       350,000      350             --         --
                                     ---------     -----      -------  -------       -------  -------        -------    -------
                                                         Deficit
                                                       Accumulated
                                        Capital         During the
                                     in Excess of      Development
                                       Par Value          Stage
                                     ------------      -----------

Balance December 31, 1992               1,037,550         (875,626)
  Issuance of Common Stock
   Licensing Agreement                      6,237               --
   Services Rendered                       13,846               --
   Warrant Conversion                     304,943               --
  Cancellation of Shares                   (7,537)              --
  Net (Loss) for Year Ended
    December 31, 1993 (Restated)               --         (929,900)
                                        ---------        ---------
Balance December 31, 1993               1,355,039       (1,805,526)
                                        ---------        ---------

          See accompanying notes and independent accountants' report.
                                      F-10

                           MATERIAL TECHNOLOGY, INC.
                (Formerly Tensiodyne Scientific Corporation)
                         (A Development Stage Company)
               STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
     FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH MARCH 31, 1997

                                                                                                               Redeemable
                                       Class A Common        Class B Common      Class A Preferred Stock  Class B Preferred Stock
                                     -------------------   -------------------   -----------------------  -----------------------
                                       Shares                Shares                  Shares                   Shares
                                     Outstanding  Amount   Outstanding  Amount    Outstanding  Amount      Outstanding   Amount
                                     -----------  ------   -----------  ------    -----------  ------      -----------   ------
Adjustment to Give Effect
  to Recapitalization on
  February 1, 1994                       30,818       31           --       --            --       --              --         --

   Issuance of Shares for
     Services Rendered                  223,000      223           --       --            --       --              --         --
   Sale of Stock                      1,486,112    1,486           --       --            --       --              15    150,000
   Issuance of Shares for
     the Modification of Agreements      34,000       34           --       --            --       --              --         --
   Net (Loss) for the Year
     Ended December 31, 1994 -               --       --           --       --            --       --              --         --
                                      ---------    -----      -------  -------       -------  -------         -------    -------
Balance - December 31, 1994           2,005,380    2,005       60,000       60       350,000      350              15    150,000

   Issuance of Common Stock
   in Consideration for
   Modification of Agreement            152,500      153           --       --            --       --              --         --

   Net (Loss) for the Year
     Ended December 31, 1995 -               --       --           --       --            --       --              --         --
                                      ---------    -----      -------  -------       -------  -------         -------    -------
Balance - December 31, 1995           2,157,880    2,157       60,000       60       350,000      350              15    150,000
                                      =========    =====      =======  =======       =======  =======         =======    =======
                                                         Deficit
                                                       Accumulated
                                        Capital         During the
                                     in Excess of      Development
                                       Par Value          Stage
                                     ------------      -----------
Adjustment to Give Effect
  to Recapitalization on
  February 1, 1994                        385,393               --

   Issuance of Shares for
     Services Rendered                         --               --
   Sale of Stock                           23,300               --
   Issuance of Shares for
     the Modification of Agreements           (34)              --
   Net (Loss) for the Year
     Ended December 31, 1994 -                 --         (377,063)
                                        ---------        ---------
Balance - December 31, 1994             1,763,698       (2,182,589)

   Issuance of Common Stock
   in Consideration for
   Modification of Agreement                   --               --

   Net (Loss) for the Year
     Ended December 31, 1995 -                 --         (197,546)
                                        ---------        ---------
Balance - December 31, 1995             1,763,698       (2,380,135)
                                       ==========       ==========

         See accompanying notes and independent accountants' report.
                                      F-11

                            MATERIAL TECHNOLOGY, INC.
                (Formerly Tensiodyne Scientific Corporation)
                         (A Development Stage Company)
               STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
     FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH MARCH 31, 1997

                                                                                                               Redeemable
                                       Class A Common        Class B Common      Class A Preferred Stock  Class B Preferred Stock
                                     -------------------   -------------------   -----------------------  -----------------------
                                       Shares                Shares                  Shares                   Shares
                                     Outstanding  Amount   Outstanding  Amount    Outstanding  Amount      Outstanding   Amount
                                     -----------  ------   -----------  ------    -----------  ------      -----------   ------
   Issuance of Shares for
     Services Rendered                  164,666      165           --       --            --       --              --         --
   Sale of Stock                         70,000       70           --       --            --       --              --         --
   Issuance of Shares for
     the Modification of Agreements     250,000      250           --       --            --       --              --         --
   Cancellation of Shares Held
     in Treasury                        (62,000)     (62)          --       --            --       --              --         --
   Net (Loss) for the Year
     Ended December 31, 1996                 --       --           --       --            --       --              --         --
                                      ---------    -----      -------  -------       -------   ------         -------    -------
Balance - December 31, 1996           2,580,546    2,580       60,000       60       350,000      350              15    150,000


   Sale of Stock                        100,000      100           --       --            --       --              --         --
   Conversion of Indebtedness           800,000      800           --       --            --       --              --         --
   Class A Common Stock Issued
     in Cancellation of $372,000
     Accrued Wages Due Officer        1,049,454    1,050           --       --            --       --              --         --

                                                         Deficit
                                                       Accumulated
                                        Capital         During the
                                     in Excess of      Development
                                       Par Value          Stage
                                     ------------      -----------
   Issuance of Shares for
     Services Rendered                     16,301               --
   Sale of Stock                          173,970               --
   Issuance of Shares for
     the Modification of Agreements          (250)              --
   Cancellation of Shares Held
     in Treasury                         (154,538)              --
   Net (Loss) for the Year
     Ended December 31, 1996                   --         (450,734)
                                        ---------        ---------
Balance - December 31, 1996             1,799,181       (2,830,869)


   Sale of Stock                           99,900               --
   Conversion of Indebtedness             187,793               --
   Class A Common Stock Issued
     in Cancellation of $372,000
     Accrued Wages Due Officer            370,950               --



        See accompanying notes and independent accountants' report.
                                      F-12

                          MATERIAL TECHNOLOGY, INC.
                (Formerly Tensiodyne Scientific Corporation)
                        (A Development Stage Company)
               STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
     FOR THE PERIOD OCTOBER 21, 1983 (INCEPTION) THROUGH MARCH 31, 1997

                                                                                                               Redeemable
                                       Class A Common        Class B Common      Class A Preferred Stock  Class B Preferred Stock
                                     -------------------   -------------------   -----------------------  -----------------------
                                       Shares                Shares                  Shares                   Shares
                                     Outstanding  Amount   Outstanding  Amount    Outstanding  Amount      Outstanding   Amount
                                     -----------  ------   -----------  ------    -----------  ------      -----------   ------
   Issuance of Shares for
     Services Rendered                   20,000        20          --        --          --         --            --            --
   Adjustment to Give Effect
     to Recapitalization on
     March 9, 1997                      450,000       450          --        --          --         --            --            --
   Net (Loss) for the Three
     Months Ended March 31, 1997             --        --          --        --          --         --            --            --
                                      ---------     -----     -------   -------     -------    -------       -------       -------
                                      5,000,000   $ 5,000      60,000     $  60     350,000     $  350            15     $ 150,000
                                      =========     =====     =======   =======     =======    =======       =======       =======
                                                         Deficit
                                                       Accumulated
                                        Capital         During the
                                     in Excess of      Development
                                       Par Value          Stage
                                     ------------      -----------
   Issuance of Shares for
     Services Rendered                      1,980               --
   Adjustment to Give Effect
     to Recapitalization on
     March 9, 1997                           (450)              --
   Net (Loss) for the Three
     Months Ended March 31, 1997               --          (81,959)
                                        ---------        ---------
                                     $  2,459,354    $  (2,912,828)
                                       ==========       ==========


          See accompanying notes and independent accountants' report.
                                     F-13

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                               STATEMENTS OF CASH FLOWS



                                                                                               For the          From Inception
                                                                                          Three Months Ended  (October 21, 1983)
                                                              December 31,                     March 31,            Through
                                                     1994         1995         1996        1996       1997        March 31, 1997
                                                  ----------  ------------  ---------  ----------  ----------  ----------------
                                                                                       (Unaudited) (Unaudited)    (Unaudited)

     NET CASH PROVIDED BY FINANCING ACTIVITIES  $   268,406  $   142,874  $  172,614  $    51,250  $  34,256 $     1,748,622
                                                  ----------  ------------  ---------  ----------  ----------  ----------------
NET INCREASE (DECREASE) IN CASH
      AND CASH EQUIVALENTS                           (7,035)       7,496      (3,648)      15,670      5,205           2,783
BEGINNING BALANCE  - CASH AND
      CASH EQUIVALENTS                                  765       (6,270)      1,226        1,226     (2,422)             --
                                                  ----------  ------------  ---------  ----------  ----------  ----------------
ENDING BALANCE  - CASH AND CASH
      EQUIVALENTS                               $    (6,270) $     1,226  $   (2,422)  $   16,896      2,783 $         2,783
                                                  ----------  ------------  ---------  ----------  ----------  ----------------
                                                  ----------  ------------  ---------  ----------  ----------  ----------------


SUPPLEMENTAL INFORMATION:

   A. Definition of Cash and Cash Equivalents

      For the purpose of the statements of cash flows, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents.

   B. During the periods from the date of inception (October 21, 1983) to December 31, 1995, there have been no cash payments for income taxes or interest.

      During 1996, the Company made interest payments totalling $2,000. There were no payments in 1996 for income taxes.

   C. Non Cash Investing and Financing Activities

     During 1994, the Company authorzed the issuance to certain directors and to members of its advisory board a total of 198,000 shares of its Class A Common Stock.

     Also in 1994, the Company authorized the issuance of 15,000 to unrelated third parties for services rendered to the Company and also authorized the issuance of 10,000 shares of Class A Common Stock to its president for past services.

     During 1995, the Company forgave $154,600 on an obligation due from the Company's President in consideration for the President returning 62,000 shares of the Company's Class A Common Stock to its treasury.

     During 1995, the Company also issued 152,500 shares of its Class A Common stock to third parties in consideration for the modification of certain agreements.

     During 1996, the Company issued 250,000 shares of its Class A Common stock in consideration for the cancellation of a 2.5% royalty interest in the Company's Fatigue Fuse

     During 1996, a unrelated third party assigned his interest in a $55,000 loan owed him by the Company to the Company's President.


                             See accompanying notes and accountants' report.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

       Tensiodyne Scientific Corporation (the "Company") was organized on November 7, 1985, under the laws of the state of Delaware.

       On November 29, 1985, all of the Company's, outstanding stock was acquired by Tensiodyne Corporation (the "Parent"). The Company had little activity from its inception through 1992. In 1993, the Company received $385,424 in exchange for the issuance of 30,818 of the Company's common stock.

       On December 20, 1993, the Company entered into an agreement to distribute 262,267 of its Class A Common Stock, 60,000 shares of its Class B Common stock, and 350,000 shares of its Class A Preferred Convertible Stock to the existing shareholders of Tensiodyne Corporation. In exchange for the issuance of these shares, the Company received all of the assets and assumed all of the liabilities of the Parent. A schedule of the assets and liabilities acquired is as follows:

           Assets
           Cash                          $     765
           Loan Receivable
                - Officer                   10,205
           Property & Equipment
                at Net                     108,091
           Licensing Agreement and
                Patents                     26,634
           Notes Receivable                 19,974
           Other Assets                      2,189
                                        ----------
                                         $ 167,858
           Liabilities
           Accrued Expenses              $ (91,935)
           Accrued Salaries
                - Officer                 (108,000)
           Deposit Payable                 (10,000)
           Loans Payable                    (3,169)
           Note Payable on
                Licensing Agreement       (188,495)
                                         ---------
                                         $(401,599)
           Liabilities in Excess
           of Assets Transferred         $(233,741)
                                         ---------
                                         ---------

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 1 - organization (continued)

       For financial reporting purposes, the above transaction was treated as a recapitalization. Therefore, the assets and liabilities transferred have been recorded at historical cost.

       On January 30, 1994, the Company filed with the office of the Secretary of State of Delaware an Amended and Restated Certificate of Incorporation whereby its capital structure was changed to provide for the authorization to issue 100,000,000 shares of Class A Common Stock, $.00l par value; 3,000,000 shares of Class B Common Stock, $.00l par value; and 10,000,000 shares of Class A Convertible Preferred Stock, $.00l par value.

       The Company authorized a 1 for 10 reverse stock split of its Class A common shares on June 22, 1994. All references to the Company's Class A Common Stock as reflected in the accompanying financial statements and notes have been restated to reflect the 1:10 reverse stock split.

       On July 19, 1994, the Company filed with the Secretary of State of Delaware, an amendment to its Certificate of Incorporation changing its name from Tensiodyne Scientific Corporation to Material Technology, Inc.

       The Company is in the development stage, as defined in FASB Statement 7, with its principal activity being research and development in the area of metal fatigue technology with the intent of future commercial application. The Company has not paid any dividends and dividends which may be paid in the future will depend on the financial requirements of the Company and other relevant factors.

Note 2 -  Summary of Significant Accounting Policies

       a.   Property and Equipment

                 The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed on the straight-line method for financial reporting purposes and for income tax reporting purposes.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage company)
                            NOTES TO FINANCIAL STATEMENTS

Note 2 - Summary of Significant Accounting Policies (continued)

       b. Intangible Assets

               Intangibles are amortized on the straight-line method over periods ranging from 5 to 20 years (see Note 4).

       c. Net Loss Per share

               Net loss per share is computed pursuant to SAD Topic l.B.2.

       d. Persuasiveness of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Note 3 - Realization of Assets

       The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained substantial operating losses totaling $2,830,869 since its inception through December 31, 1996. These continuing losses are an indication that the Company may not be able to continue to operate.

       The Company anticipates that it needs approximately $5,000,000 in order to complete the development and marketing of its two products. Management believes the source of the $5,000,000 will be through government grants, sale of the Company's stock, entering into joint ventures, and or through the sale of royalty interests.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne scientific corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS


Note 4 - Intangibles

              Intangible assets consist of the following:

                            Period of         December 31,
                           Amortization       1995    1996
                           -------------    -------  -------
       Patent Costs          17 years     $ 28,494  $ 28,494
       organization costs     5 Years        9,076     9,076
       License Agreement     20 Years        6,250     6,250
       (See Note 7)                       --------  --------
                                            43,820    43,820
Less Accumulated Amortization              (21,162)  (23,151)
                                           --------  --------
                                          $ 22,658    20,669

       Amortization charged to operations for 1994, 1995, and 1996, were $1,988, $1,988 and $1,989, respectively.

Note 5 - Litigation settlement

       On October 26, .1992, the Company agreed to an out-of-court settlement resulting from improprieties by its chief Technical consultant, who was also an officer and director. The settlement resulted in a return from the individual of 5,650 shares of the Company's common stock, a return of 600 warrants to purchase 600 shares of common stock, and a promissory note for $50,000 secured by a mortgage interest on the individual's residence.

       The note is non-interest bearing and due and payable upon either the death of the individual's spouse or upon conveyance or attempted conveyance of any interest in the individual's residence. Interest has been imputed pursuant to AFD-21 at an annual rate of 8.5%. The balance of this note as of December 31, 1995, and 1996, was $23,661 and $25,753, respectively.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 5 - Litigation Settlement

       As of December 31, 1996, the note was in default due to the failure by the individual to maintain insurance on the property and to pay property taxes. The Company commenced foreclosure proceedings with a public foreclosure sale pending and scheduled for March 1997. Management estimates that the net amount the Company should receive on the sale of the property approximates the balance of the note as of December 31, 1996.

       Accrued interest credited to operations for the years 1994, 1995 and 1996 were $1,766, $1,929 and $2,091, respectively.

Note 6 - License Agreement

       The Company has entered into a license agreement with the University of Pennsylvania regarding the development and marketing of the Electrochemical Fatigue Sensor. The Sensor is designed to measure electrochemically the status of a structure without knowing the structure's past loading history. The Company is in the initial stage of developing the Sensor.

       Under the terms of the agreement the Company issued to the University 12,500 shares of its common stock and a 5% royalty on sales of the product. The Company valued the licensing agreement at $6,250. Under the terms of the agreement, the license terminates upon the expiration of the underlying patents, unless sooner terminated as provided in the agreement. The Company is amortizing the license over 20 years.

       In addition to entering into the licensing agreement, the Company also agreed to sponsor the development of the Sensor. Under the Sponsorship agreement, the Company agreed to reimburse the University development costs totaling approximately $200,000 which was to be paid in 18 monthly installments of $11,112. The research and development costs are recorded at present value, using an annual interest rate of 8.5%. At December 31, 1995, and 1996, the present value of this obligation was $188,494. The Company charged the full $188,494 to operations as research and development in 1993. The Company has not made any payments toward this obligation.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 6 - License Agreement (Continued)

       Pursuant to the terms of the agreement, the Company reimbursed the University in 1996, $10,000 for the cost it incurred in the prosecution and maintenance of its patents relating to the Electrochemical Fatigue Sensor.

       The Company and the University have agreed to modify the terms of the licensing agreement and related obligation. The terms of the modified agreements include an increase in the University's royalty to 7% of the sale of related products, the issuance of additional shares of the Company's Class A Common stock to equal 5% of the outstanding stock of the Company as of the effective date of the modified agreements, and to pay to the University 30% of any amounts raised by the Company in excess of $150,000 (excluding amounts received on government grants or contracts) up to the amount owed to the University.

Note 7 - Property and Equipment

       The following is a summary of property and equipment:

                                               December 31,
                                              1995          1996
                                              -------      -------

       Office Equipment                     $ 14,345     $ 14,345
       Remote Monitoring System               97,160       97,160
       Manufacturing Equipment               100,067      100,067
                                             -------     --------
                                             211,572      211,572
            Less: Accumulated
                   Depreciation             (110,614)    (113,556)
                                             --------     --------
                                            $100,958     $ 98,016
                                            --------     --------
                                            --------     --------

       Depreciation charged to operations was $3,567, $3,566 and $2,942 in 1994, 1995, and 1996, respectively. The useful lives of office and manufacturing equipment for the purpose of computing depreciation is five years.

       The Company's equipment has been pledged as collateral on the note payable to Advanced Technology Center (See Note 10(b)).

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 7 - Property and Equipment (Continued)

       The Company has entered into an agreement dated April 1,1993, with the University of Pennsylvania acting through the Laboratory for Research on the Structure of Matter ("LRSM") to loan certain manufacturing equipment to the LRSM for instructional and research related purposes for a period of 5 years, beginning December 1, 1992, and ending December 1, 1997. Upon expiration of the five year period, LRSM may retain the right to borrow the equipment for another 5 year period.
       In exchange for loaning the equipment to LRSM, the Company receives substantial testing from LRSM which aides the Company in the development of the Fatigue Fuse. Upon the expiration of the second five year period, LRSM has the option to purchase the equipment at its fair market value then prevailing.

       Under the terms of the agreement, LRSM shall perform 1,200 hours of research and testing of materials to be used in conjunction with the Fatigue Fuse.

Note 8 - Notes Payable

       On May 27, 1994, the Company borrowed $25,000 from Mr. Sherman Baker, a current shareholder. The loan is evidenced by a promissory note which is assessed interest at major bank prime rate. The principal and all accrued interest is fully due and payable in 2 years, but the Company is required to pay-off the loan and accrued interest in full from the proceeds of any independent financing.

       As additional consideration for the loan, the Company granted to Mr. Baker, a 1% royalty interest in the Fatigue Fuse and a .5% royalty interest in the Electrochemical Fatigue Sensor. The Company has not placed a value on the royalty interest granted. The balance due on this loan as of December 31, 1995, and 1996, was $29,270 and $32,459, respectively.

       The Company did not pay any amounts due on this note when it matured on May 26, 1996, and the note is in default.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage company)
                            NOTES TO FINANCIAL STATEMENTS

Note 8 - Notes Payable (continued)

       In addition, the Company borrowed an additional $58,000 from Mr. Baker in 1995. Under the terms of the loan agreement, interest accrues on this loan at the prime lending rate of Mellon Bank NA, and is fully payable with accrued interest on June 11, 2000. At the option of Mr. Baker, he can convert the balance due at any time into approximately 280,000 shares of the Company's Class A Common stock. The balance due on this note as of December 31, 1995, and 1996 was approximately $60,829 and $65,893, respectively.

       In October 1997, the Company borrowed $25,000 from an unrelated third party. Under the terms of the loan agreement, interest accrues on this loan at an annual interest rate of 10% and matures on October 15, 1998. The loan is convertible at any time prior to payoff at the option of the payee into 25,000 shares of the Company's Class A Common Stock. Interest charged to operations on this loan in 1996 amounted to approximately $527.

Note 9 - Income Taxes

       Income taxes are provided based on earnings reported for financial statement purposes pursuant to the provisions of Statement of Financial Accounting Standards No. 109 ("FASB 109"). The provision for income taxes differs from the amounts currently payable because of timing differences in the recognition of certain income and expense items for financial and tax reporting purposes.

       FASB 109 uses the asset and liability method to account for income taxes which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax basis and financial reporting basis of assets and liabilities.

       An allowance has been provided for by the Company which reduced the tax benefits accrued by the Company for its net operating losses to zero, as it cannot be determined when, or if, the tax benefits derived from these operating losses will materialize.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 9 - Income Taxes (continued)

       For income tax purposes, the Company has approximately $413,000 in net operating losses available to offset future income through the year 2011, however, the actual losses which may used in future years could be limited due to recapitalization or other factors.

Note 10 - Commitments and Contingencies

       The Company's commitments and contingencies are as follows:

       a. On December 24, 1985, in order to provide funding for research and development related to the Fatigue Fuse, the Company entered into various agreements with the Tensiodyne 1985-I R & D Partnership. These agreements were amended on October 9, 1989, and under the revised terms, the Company is obligated to pay the Partnership a royalty of 10% of future gross sales. The Company's obligation to the partnership is limited to the capital contributed to it by its partners in the amount of approximately $912,500 and accrued interest.

       b. On August 30, 1986, the Company entered into a funding agreement with the Advanced Technology Center ("ATC"), whereby ATC paid $45,000 to the Company for the purchase of a royalty of 3% of future gross sales and 6% of sub-licensing revenue. The royalty is limited to the $45,000 plus an 11% annual rate of return. At December 31, 1995, and 1996, the future royalty commitment was limited to $107,510 and $119,336, respectively.

           The payment of future royalties is secured by equipment used by the Company in the development of technology as specified in the funding agreement.

       c. On May 4, 1987, the Company entered into a funding agreement with ATC, whereby ATC provided $63,775 to the Company for the purchase of a royalty of 3% of future gross sales and 6% of sublicensing revenues. The agreement was amended August 28, 1987, and as amended, the royalty cannot exceed the lesser of (1) the amount of the advance plus a 26% annual rate of return or, (2) total royalties earned for a term of 17 years.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 10 - Commitments and Contingencies (Continued)

         At December 31, 1995, and 1996, the total future royalty commitments, including the accumulated 26% annual rate of return, was limited to approximately $440,265, and $554,734, respectively. The future royalties are secured by the Company's patents, products, and accounts receivable, which may be related to technology developed with the funding.

    d. In 1994, the Company issued to variety Investments, Ltd. of Vancouver, Canada ("Variety"), a 22.5% royalty interest on the Fatigue Fuse in consideration for the cancellation of cash advances made to the Company by Variety.

         In December 1996, in exchange for the issuance by the Company of 250,000 shares of its Class A Common stock, Variety reduced its royalty interest to 20%.

    e. Under an agreement which was effective February 2, 1994, Tensiodyne Corporation, the Company's former parent, was obligated to provide $5,100,000 in financing to the Company.

         During 1994, the Company received $150,000 under this agreement in exchange for the issuance of 7,560 shares of its Class A common stock and 15 shares of its Redeemable Class B Preferred Stock. The $150,000 has been classified for financial purposes as Redeemable Preferred Stock.

         The Shareholders of the preferred stock have the right of redemption at $10,000 per share, if the preferred shares are not redeemed by the Company within 10 years of issuance.

         Dividends are payable on the preferred shares to the same extent as aggregate dividends on the number of shares of common stock equal to 30% of shares of the Company's common stock outstanding on the closing date. The holders of the preferred shares will be allowed to elect a director of the Company.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 10 - Commitments and Contingencies (continued)

         Tensiodyne was not able to fund the full amount of its obligation to the Company and on November 22, 1994, the Company filed suit against Tensiodyne for breach of contract. On March 28, 1995, a settlement agreement was entered into whereby Tensiodyne issued to the Company 6,375,000 shares of its Common Stock. The proceeds received from the sale of these shares will be used to reduce Tensiodyne's obligation to pay the remaining balance owing of $4,950,000 and accrued interest which is assessed under the settlement agreement at 7% per annum.

         The Company also received upon the signing of the settlement agreement 250,000 shares of Tensiodyne common stock.

         Management believes that Tensiodyne has insufficient capital to meet its obligation to pay any of the amounts owed and the Company will have to rely on the proceeds it receives through the sale of the Tensiodyne shares to reduce the amount due.

         The shares received are subject to restrictions imposed under SEC Rule
         144. Based upon these restrictions and the limited market in which to sell the Tensiodyne stock, it is impractical to estimate the full value of the obligation owed the Company by Tensiodyne.

         On December 30, 1996, an agreement was entered into whereby Tensiodyne agreed to exchange the 15 shares of Redeemable Class B Preferred Stock it currently owns for 15 shares of Redeemable Class B Preferred Stock of the Company's subsidiary. The rights of the new issuance will be the same as the rights of the shares exchanged except the shares in the Subsidiary will be redeemable two years earlier on January 31, 2002. In consideration for the exchange, the Company paid Tensiodyne $5,000.

         The exchange was made in view of the fact that the Company has entered into an agreement with an unrelated third party to reverse merge with this party and to transfer to the subsidiary the Company's current operations including all of its assets and liabilities. (See Note 15, "Subsequent Events").

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 10 - Commitments and Contingencies (continued)

    f. The Company entered into an agreement with an unrelated third party for providing the idea of pursuing a government contract for the funding of the development of the Company's technologies, under which he would receive a number of the Company's Class A Common Stock equal to 2.5% of the number of shares outstanding as of the date a government contract is signed, 15% of the amount of the government contract, and an appointment to the Company's Board of Directors. Funds due him will be paid only when such funds become available to the Company.

         The Company's obligation is created on the date the government contract is signed. Under the agreement with this individual, the amounts due will be evidenced by a promissory note bearing interest at major bank prime.

         Interest accrues nine months after the government contract is executed, and is payable quarterly. The principal balance and any accrued interest is paid through funds raised or earned by the Company. The Company is obligated to pay 12.5% of the first $l,000,0000 earned or raised and 15% of any amount in excess of the $1,000,000.

         The Agreement contains anti-dilution provisions relating to the shares to be issued which expire once $50,000 is paid. The Company's obligation to have this person as a Director expires once all amounts due are paid. The contingent amount due has been personally guaranteed by the Company's President and is secured by the Company's patents. The personal guarantee expires upon the individual receiving $100,000.

    g. As discussed in Note 8, the Company granted a 1% royalty interest in the Company's Fatigue Fuse and a .5% royalty interest in its Electrochemical Fatigue sensor to Mr. Sherman Baker as part consideration on a $25,000 loan made by Mr. Baker to the Company.

    A summary of royalty interests which the Company has granted and are outstanding as of December 31, 1996, follows:

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 10 - Commitments and contingencies (Continued)

                                                 Fatigue Fatigue
                                                 Fuse      Sensor
                                                 ------    -------
         Tensiodyne 1985-1 R&D Partnership           --*      --
         Advanced Technology Center
              Future Gross sales                     -- *     --
              Sublicensing Fees                      -- **    --
         Variety Investments, Ltd.               20.00%       --
         University of Pennsylvania
              Net Sales of Licensed Products      7.00%
              Net sales of services 2.50%         2.50%
         Sherman Baker 1.00% 0.50%                1.00%     0.50%
                                                 -------   ------
                                                 21.00%    10.00%


    * Royalties limited to specific rates of return as discussed in Note 10(a) and (c) above.

    ** The Company granted 12% royalties on sales from sublicensing. These royalties are also limited to specific rates of return as discussed in
         Note 11(c) above.

Note 11 - Investments

    The Company through a settlement with Tensiodyne Corporation received 6,625,000 of Class A Common Stock of Tensiodyne Corporation. These shares are restricted and subject to Rule 144 of the Securities and Exchange Act. During 1996, the Company received approximately $17,750 through the sale of 50,000 shares of Tensiodyne Corporation stock.

    As of December 31, 1996, of the remaining 6,575,000 shares owned by the Company, approximately 690,000 shares were free trading. The Company is accounting for the free trading shares pursuant to FASB Statement 115. The 690,000 shares were valued at their market value using the price as quoted at December 31, 1996, of $.08 per share. The Company has classified these shares as available for sale and the unrealized gain on these shares at December 31, 1996, amounting to $55,200 has been classified to stockholders' deficit.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 12 - Stockholders' Equity

    a.   Warrants

         On August 10, 1994, the Company granted 994,500 Class A Warrants to Mr. Robert Bernstein, 170,000 Class A Warrants to Mr. Joel Freedman, and 535,500 Class A Warrants to certain preferred shareholders. Each Class A Warrant entitles the registered holder to purchase one share of Class A Common Stock of the Company for $.50. On December 15, 1995, the Company's Board of Directors extended the expiration date of the Warrants from August 22, 1996 to August 22, 1999.

         At the date of grant, the exercise price was greater than market value, therefore, no compensation costs were recognized.

    b.   Class A Common stock

         The holders of the Company's Class A Common stock are entitled to one vote per share of common stock held.

    c.   Class B Common stock

         The holders of the Company's Class B Common stock are not entitled to dividends, nor are they entitled to participate in any proceeds in the event of a liquidation of the Company. However, the holders are entitled to 200 votes for each share of Class B Common held.

    d.   Class A Preferred stock

         During 1991, the Company sold to a group of 15 individuals 2,585 shares of $100 par value preferred stock and warrants to purchase 2,000 shares of common stock for a total consideration of $258,500.

         In the Company's spin off, these shares were exchanged for 350,000 shares of the Company's Class A Convertible Preferred Stock and 300,000 shares of its Class A common Stock.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 12 - Stockholders' Equity (Continued)

         The holders of these shares have a liquidation preference to receive out of assets of the Company, an amount equal to $.72 per share. Such amounts shall be paid upon all outstanding shares before any payment shall be made or any assets distributed to the holders of the common stock or any other stock of any other series or class ranking junior to the Shares as to dividends or assets.

         These shares are convertible to shares of the Company's common stock at a conversion price of $ .72 ("initial conversion price") which will be adjusted depending upon the occurrence of certain events. The holders of these preferred shares shall have the right to vote and cast that number of votes which the holder would have been entitled to cast had such holder converted the shares immediately prior to the record date for such vote.

         The holders of these shares shall participate in all dividends declared and paid with respect to the Common Stock to the same extent had such holder converted the shares immediately prior to the record date for such dividend.

    e.   Redeemable Preferred stock

         The Company has authorized a class of 10,000,000 shares of preferred stock ($.001 par value) of which 510 shares have been designated Class B Preferred Shares.

         The holders of these shares have a liquidation preference to receive out of assets of the Company, an amount equal to $10,000 per share. Such amounts shall be paid upon all outstanding shares before any payment shall be made or any assets distributed to the holders of the common stock or any other stock of any other series or class ranking junior to the shares as to dividends or assets.

         The holders of these preferred shares shall have the right to vote and cast one vote per share on all matters on which the holders of common stock have the right to vote. The holders of these shares shall be entitled by class to vote to elect one member of the board of

                              MATERIAL TECHNOLOGY, INC.
                     Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 12 - Stockholders' Equity (Continued)

         directors and to vote as a class to remove any director so elected. The holders of these shares shall participate in all cash dividends declared and paid with respect to the Common Stock based upon a set formula as defined in the Company's Class B Preferred stock Certificate of Designation.

         These shares may be redeemed at the option of the Corporation at any time upon the payment of $10,000 per share, plus any unpaid dividend to which the holders are entitled. The shares shall be redeemed at the option of the holders thereof at any time after January 31, 2002.

Note 13 - Transactions With Management

    a. On December 10, 1992 The Company issued to Mr. Robert M. Bernstein, the President of the Company, 60,000 shares of the Company's Class B common stock. In exchange for the stock, Mr. Bernstein executed a five year non-interest bearing note for $15,000. The Note is non-recourse as the only security pledged for the obligation was the stock purchased.

    b. During 1993, Mr. Bernstein exercised warrants to purchase 56,000 shares of the Company's Class A common stock. Pursuant to the resolution on April 12, 1993, adjusting the per share amount from $10.00 to $2.50, Mr. Bernstein paid $560 and executed two five year non-interest bearing notes to the Company for $124,500 and $14,940. The Note is non-recourse as the only security pledged for the obligation was the stock purchased.

    c. On February 28, 1994, the Company authorized the issuance of 10,000 shares of Class A Common Stock to Mr. Bernstein for past services.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 13 - Transactions With Management (continued)

    d. In March 1994, Mr. Bernstein advanced the Company $48,750 of which $12,000 was canceled in exchange for the issuance of 1,200,000 shares of the Company's Class A Common Stock. Of these shares purchased, Mr. Bernstein sold 420,000 shares for $4,200 to Joel Freedman and certain preferred shareholders.

    f. In 1995, the Company's Board of Directors amended the Company's by-laws increasing the number of Directors from 2 to 3, and establishing an advisory board consisting of 7 people.

         The Company authorized the issuance of 58,000 shares of its Class A Common stock to the new board member and authorized the issuance of 20,000 shares of its Class A Common Stock to each member of the advisory board. Each member must serve on the advisory board for at least 2 years or will have to return the issued shares back to the Company.

    g. In 1994, the president and a director of the Company purchased 278,550 shares of the Company's class A common stock for $2,786.

    h. On June 12, 1995, $108,000 of the total advances made by the Company's President to the Company was converted into an interest bearing loan. The loan is assessed interest at Mellon Bank, NA prime lending rate and is convertible into 520,000 shares of the Company's Class A Common stock on a pro rata basis. The loan matures in five years and the conversion of the $108,000 or any portion thereof can occur any time prior to maturity.

    i. During 1996, the Company's President made advances to the Company totaling approximately $43,250. During 1996, the Company paid back to the President approximately $64,676.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development stage Company)
                            NOTES TO FINANCIAL STATEMENTS

Note 13 - Transactions with Management (continued)

         During 1996, a loan owed by the Company to an unrelated third party in the amount of $55,000 was assigned to the Company's President. The total amounts owed the President of the Company as of December 31, 1995, and 1996, amounted to $136,540 and $179,544, respectively. The amount of accrued interest charged to operations on the President's loans were $5,268 in 1995, and $9,430 in 1996.

    j. During 1996, the Company issued 62,000 shares of the Company's Class A common Stock to the President for services.

Note 14 - Stock Option Plan

    a. In January 1996, the Company registered with the Securities Exchange Commission its 1996 stock option Plan. The plan was formed to encourage ownership of the Common Stock of the Company by key employees, advisors, consultants, and officers providing service to the Company. 120,000 shares of Class A Common Stock are reserved under the plan. The option price will be determined by a Committee appointed by the Company's Board of Directors. In the case of Incentive stock options granted to an Optionee who owns more than 10% of the Company's outstanding stock, the option price shall be at least 110% of the fair market value of a share of common stock at date of grant.

         During 1996, the Company received $174,040 through the issuance of 70,000 shares of the Company's Class A common Stock through the plan.

Note 15 - Subsequent Events

    a. In February 1997, the Company entered into an agreement with Montpilier Holding, Inc.("Montpilier")) and its wholly owned subsidiary SecurFone America, Inc. (91SecurFone"), and Robert M. Bernstein, the Company's president. Under the terms of the agreement, the Company

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific Corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS


Note 15 - Subsequent Events (continued)

         will sell 4,500,000 shares of authorized but unissued shares comprising 90% of the outstanding stock at the date of closing to Montpilier (adjusted for a 1:10 reverse stock split) in exchange for 3,000 shares of SecurFone's common stock, which constitutes 100% of the SecurFone's outstanding shares as of the closing date. In addition, Montpilier agrees to reimburse the Company for its expenses in an amount equal to $120,000.

         The $120,000 expense reimbursement will be paid to the subsidiary upon the effective date of the registration statement ("Closing Date").
         The $120,000 is paid in three installments with the first installment amounting to $70,000 being due on the closing. The second installment of $25,000 is due 30 days after closing, and the third installment of $25,000 is due 75 days of closing. The second and third installments will be evidenced by a non-interest bearing promissory secured by the shares of the subsidiary owned by the Company.

         Under the terms of the agreement, the Company will transfer its current operations, including all of its assets and liabilities to a wholly owned subsidiary which was formed on March 7, 1997, in exchange for receiving 5,560,000 shares of the subsidiary's common stock. Of these shares, approximately 5,000,000 shares will be distributed to the Company's current shareholders.

         In connection with the above transaction, the Company authorized the issuance of 520,000 shares of its Class A Common Stock to Mr. Bernstein in exchange for the convertible note issued to him; the issuance of 60,000 shares of Class B Common of the subsidiary in exchange for the cancellation of the 60,000 shares of Class B Common Stock currently owned by him; the issuance of 280,000 shares of the Company's Class A Common stock to Mr. Baker in exchange for the convertible note issued to him; the authorization to enter into an agreement with the holders of the Company's class A Preferred stock to exchange these shares, which will be canceled, for class A Preferred Stock of the Company's subsidiary; and the issuance of 20,000 shares of the Company's Class A Common Stock as partial payment to the Company's legal counsel

         In addition, in consideration for the cancellation of $372,000 in accrued salary, Mr. Bernstein will receive 1,049,454 of Class A Common Stock of the Company and $450,000 shares of Class A Common Stock of the subsidiary. The issuance of these shares are issued subject to certain restrictions and forfeiture.

                              MATERIAL TECHNOLOGY, INC.
                     (Formerly Tensiodyne Scientific corporation)
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS


Note 15 - Subsequent Events (continued)

         for services rendered in relation to the above transaction and related matters. Robert M. Bernstein has agreed to assign any accrued salaries owed him by the Company to the Subsidiary.

         In connection with the above transaction, the Company entered into a consulting agreement with Mr. Bernstein. Under the terms of this agreement, Mr. Bernstein has agreed to act as a consultant to the Company for a period of 18 months beginning upon the effective date of the registration statement. In consideration for his services, Mr. Bernstein will receive $5,000 and will receive stock options entitling him to purchase Class A Common stock of the Company equaling 7% of the sum of the total number of shares of any class of equity securities of the Company, that, during the five years following the closing, the Company registers on Form S-B and sells through Regulation S.

    b. On January 2, 1997, the Company authorized the issuance of 100,000 shares of Class A Common Stock through its 1996 Stock Option Plan at a price of $1.00 per share.

    c. During 1996, the Company entered into a teaming agreement with Southwest Research Institute ("SWRI") and the University of Pennsylvania. On February 25, 1997, the United States Air Force awarded the "Team" a $2,500,000 Phase I contract "to determine the feasibility of the [Company's Electrochemical Fatigue Sensor ("EFS")] to improve the United States Air Force capability to perform durability assessments of military aircraft, including both airframes and engines through the application of EFS to specific military aircraft alloys."

         The Company is a subcontractor to SWRI and its share of this award is approximately $550,000 which is required to be disbursed for specific purposes as defined in the subcontractor' 5 agreement.

                              MATERIAL TECHNOLOGY, INC.
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS



                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

Note 1. Summary of Accounting Policies

         In the opinion of the Company's Management, the accompanying unaudited financial statements contain all adjustments (consisting of normal recurring accruals) necessary to present fairly the financial position of the Company as of March 31, 1997 and 1996, and the results of operations and cash flows for the three month periods then ended. The operating results of the Company on a quarterly basis may not be indicative of the operating results for the full year.


Note 2.  Investments

         As of March 31, 1997, of the remaining 6,575,000 shares of Tensiodyne Corporation Common Stock owned by the Company, approximately 690,000 shares were free trading and were valued at their market value using the price as quoted on the bulletin board at March 31, 1997, of $.02 per share. The Company has classified these shares as available for sale and the unrealized loss on these shares at March 31, 1997, amounting to $41,400 has been classified to stockholders' deficit.

                             SECURFONE AMERICA, INC.
                        (A Development Stage Corporation)
                              FINANCIAL STATEMENTS
                                 March 31, 1997

                             SECURFONE AMERICA, INC.
                                TABLE OF CONTENTS



INDEPENDENT AUDITORS' REPORT                                                  1

FINANCIAL STATEMENTS

     Balance Sheet                                                            2

     Statement of Operations                                                  3

     Statement of Stockholders' Equity                                        4

     Statement of Cash Flows                                                  5

     Notes to Financial Statements                                            6

                                    [LETTERHEAD]

                              INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
Securfone America, Inc.

We have audited the accompanying balance sheet of Securfone America, Inc. (the "Company") as of March 31, 1997, and the related statements of operations, changes in stockholders' equity, and cash flows for the four months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Securfone America, Inc. as of March 31, 1997 and the results of operations and cash flows for the four months then ended in conformity with generally accepted accounting principles.



/s/ CONTE CO., CPA, INC.
-------------------------------
CONTE CO., CPA, INC.

June 16, 1997

                            SECURFONE AMERICA, INC.
                          (A Development Stage Company)
                                 BALANCE SHEET


                                                       March 31,
                                                         1997
                                                     ------------
                                     ASSETS

CURRENT ASSETS
  Cash and cash equivalents                          $   128,448
  Note receivable                                        150,000
  Royalties receivable                                   750,000
  Inventory                                               50,000
  Prepaid expenses                                        37,000
                                                      ----------
    TOTAL CURRENT ASSETS                               1,115,448

FIXED ASSETS
  Property and equipment, net of
    accumulated depreciation                             238,493
                                                      ----------
OTHER ASSETS
  Intangible assets, net of
    accumulated amortization                             526,423
  Deposits                                                50,775
                                                      ----------
    TOTAL OTHER ASSETS                                   577,198

    TOTAL ASSETS                                      $1,931,139
                                                      ----------
                                                      ----------

                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Current portion of obligations under
    capital leases                                     $  47,449
  Accounts payable                                       189,342
  Accrued payroll                                         16,458
                                                      ----------
    TOTAL CURRENT LIABILITIES                            253,249
                                                      ----------
  Obligations under capital leases                       112,200
  Deferred royalty revenue                               750,000
                                                      ----------
    TOTAL LIABILITIES                                  1,115,449
                                                      ----------
STOCKHOLDERS' EQUITY
  Common stock                                            41,200
  Paid-in capital                                      1,054,600
  Deficit accumulated during the development stage      (280,110)
                                                      ----------
    TOTAL STOCKHOLDERS' EQUITY                           815,690
                                                      ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $  1,931,139
                                                      ----------
                                                      ----------


    See accompanying notes and independent accountants report.

                           SECURFONE AMERICA, INC.
                         (A Development Stage Company)
                            STATEMENT OF OPERATIONS


                                                      For the four
                                                      months ended
                                                        March 31,
                                                          1997
                                                     -------------

REVENUES                                                $  2,661

COST OF GOODS SOLD                                           450
                                                        --------
GROSS PROFIT                                               2,211

SELLING, GENERAL, AND ADMINISTRATIVE
  EXPENSES                                               233,340

LOSS ON ABANDONMENT-SFNY                                  48,980
                                                        --------
NET LOSS FROM OPERATIONS                               $(280,110)
                                                        --------
                                                        --------
NET LOSS PER SHARE                                      $  (0.07)
                                                        --------
                                                        --------



    See accompanying notes and independent accountants report.

                           SECURFONE AMERICA, INC.
                         (A Development Stage Company)
                      STATEMENT OF STOCKHOLDER'S EQUITY
                    For the Four Months Ended March 31, 1997

                                                              Deficit
                                             Capital in     Accumulated
                                  Common     Excess of       During the
                                  Stock      Par Value     Development Stage
                                -----------  ----------    -----------------
Initial Issuance of Common
  Stock, May 20, 1996            $    30     $  975,770        $    -

Stock Split 1,333.33 to 1         39,970        (39,970)

Sale of Stock                      1,200        118,800             -

Net Loss                             -              -           (280,110)
                                 -------     ----------        ----------
Balance March 31, 1997           $41,200     $1,054,600        $(280,110)
                                 -------     ----------        ----------
                                 -------     ----------        ----------


    See accompanying notes and independent accountants report.

                             SECURFONE AMERICA, INC.
                          (A Development Stage Company)
                              STATEMENT OF CASH FLOWS



                                                          For the Four
                                                          Months Ended
                                                            March 31,
                                                               1997
                                                         ---------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                  $  (280,110)
                                                            -----------
  Adjustments to reconcile net loss to net
    cash used by operating activities:
      Depreciation and amortization                              35,809
      Increase in notes receivable                             (150,000)
      Increase in royalties receivable                         (750,000)
      Increase in inventory                                     (50,000)
      Increase in prepaid expenses                              (37,000)
      Increase in intangibles and other assets                 (604,426)
      Increase in accounts payable and
        accrued expenses                                        205,800
      Increase in deferred royalty revenue                      750,000
                                                            -----------
    Total adjustments                                          (599,817)
                                                            -----------
    NET CASH USED BY OPERATING ACTIVITIES                      (879,927)
                                                            -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                          (247,074)
                                                            -----------
    NET CASH USED BY INVESTING ACTIVITIES                     (247,074)
                                                            -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Contribution to capital                                     1,095,800
  Proceeds from capital lease                                   159,650
                                                            -----------
    NET CASH PROVIDED BY FINANCING ACTIVITIES                 1,255,450
                                                            -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                       128,448

BEGINNING BALANCE-CASH AND CASH EQUIVALENTS                       -
                                                            -----------

ENDING BALANCE-CASH AND CASH EQUIVALENTS                    $   128,448
                                                            -----------
                                                            -----------


     See accompanying notes and independent accountants' report.

                             SECURFONE AMERICA, INC.
                       (A Development Stage Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by Securfone America, Inc. ("the Company") are set forth below.

NATURE OF OPERATIONS
SecurFone America, Inc., a wholly owned subsidiary of Montpilier Holdings, Inc., is principally engaged in the sale and licensing of prepaid cellular phone services. The Company has been in its development stage since its formation on May 20, 1996. The Company provides these services in some markets, and in other markets, licenses the Company's resources to unrelated parties. When a license is sold, the Company agrees to provide certain services to the licensor. Generally, these services include providing an understanding of the market and assistance in promotion and advertising.

The cellular services the Company offers which provide them a competitive advantage include prepaid cellular calling cards, subscriber recharges on prepaid calling cards via an automated intelligent voice response unit, unrestricted international calling capabilities, multi-lingual capabilities, a uniform, flat rate for long distance service from anywhere in the United States, capability to provides services from any cellular phone, regardless of model, and voice mail service from both cellular and landline sources.

In addition to cellular services, the company is also aggressively pursuing regional and national distribution of landline prepaid calling cards.

The Company has also developed software which virtually eliminates cellular fraud, and is assessing the feasibility of licensing this technology to other cellular providers and carriers.

CASH AND CASH EQUIVALENTS
For the purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash accounts in one commercial bank. Accounts are guaranteed by the Federal Deposit Insurance Company (FDIC) up to $100,000.

                             SECURFONE AMERICA, INC.
                        (A Development Stage Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997

INVENTORY
Inventories are valued on the first in, first out (FIFO) method, at cost. Inventories at March 31, 1997 consist of prepaid calling cards.

PROPERTY AND EQUIPMENT
The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is calculated using accelerated depreciation for both financial reporting and income tax purposes.

FINANCIAL INSTRUMENTS
As collateral for performance and advances on long-term contracts, the Company may obtain letters of credit up to $1,000,000 from a major bank. The letter of credit agreement is secured by assets of a major shareholder of the parent company and by the assets of an unrelated third party. As of March 31, 1997, the Company had no contingent liability under it's letter of credit agreements.

REVENUE AND EXPENSE RECOGNITION
The Company recognizes revenue from sales of license agreements, net of an allowance for uncollectable amounts, when substantially all significant services to be provided by the Company have been performed. Expenses are recognized in the period in which they are incurred.

INTANGIBLE ASSETS
Intangible assets are comprised of various costs incurred by the Company as part of start up phase of operations. The Company began amortizing these costs over a five year period as of January 1, 1997, using the straight-line method. As of March 31, 1997, $27,228 in amortization expense of organizational costs has been charged to operations.

USE OF ESTIMATES
In preparing the Company's financial statements, management is required to make estimates and assumptions that effect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES
No provision has been made at March 31, 1997 for federal or state income taxes.

                             SECURFONE AMERICA, INC.
                        (A Development Stage Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997


NOTE 2 - NOTE RECEIVABLE

The note receivable is a 7%, ten month, note from the Company's parent company. The note is secured by publicly traded securities held by an affiliated corporation owned by a principal shareholder of the parent company.

NOTE 3 - ROYALTIES RECEIVABLE

Royalties receivable at March 31, 1997 represents the portion of total revenue from initial license sales attributable to services required to be provided by the Company that have not yet been performed. These revenues will be recognized on a pro-rata basis as these services are provided to the licensor.

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment at March 31, 1997 is comprised of the following:

     Office equipment                        $   5,663
     Computer software                          81,763
     Computer hardware                         159,649
                                             ---------
                                               247,075
     Accumulated depreciation                   (8,582)
                                             ---------
                                             $ 238,493
                                             ---------
                                             ---------


NOTE 5 - CAPITAL LEASE

In March, 1997, the Company entered into a sale-leaseback arrangement which is being accounted for as a capital lease. Under the agreement, the Company sold certain equipment and leased it back for a period of 48 months, at which time the Company will repurchase the equipment from the lessor.

                             SECURFONE AMERICA, INC.
                        (A Development Stage Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997

Minimum future lease payments under non-cancelable capital leases for the next five years are as follows:

               1997                           $ 35,586
               1998                             47,449
               1999                             47,449
               2000                             29,165
               2001 and thereafter                 -
                                             ---------
                 Total minimum future
                   lease payments            $ 159,649
                                             ---------
                                             ---------


NOTE 6 - COMMON STOCK

On March 5, 1997, the Company authorized an additional 4,700,000 share of common stock, bringing the total shares authorized for issuance to 5,000,000 shares. All shares of stock are the same class.

On March 6, 1997 the shareholders approved a stock split of 1,333.33 to 1 shares, increasing the 3,000 shares issued, and outstanding to 4,000,000 shares with a par value of .01 per share. The amount of $39,770 was transferred from the paid-in-capital account to common stock account to record the split. All per share amounts have been restated to reflect this stock split.

On March 6, 1997, the Company also sold an additional 120,000 shares of stock at $1.00 per share, bringing the total number of shares issued and outstanding as of March 31, 1997 to 4,120,000.

NOTE 7 - LOSS ON ABANDONMENT

In August, 1996, the Company entered into a licensing agreement with Securfone New York, Inc. (SFNY). As part of the agreement, The Company forwarded monies to SFNY to cover various start up costs. After four months SFNY fell into default under the terms of the licensing agreement and ceased operations. The monies paid by the Company to SFNY were written off as a one-time charge to income of $48,980.

                             SECURFONE AMERICA, INC.
                        (A Development Stage Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997

NOTE 8 - SUBSEQUENT EVENTS

On February 17, 1997 the Company entered into a reverse merger agreement with Materials Technologies, Inc. in which the Company's parent company, Montpelier Holdings Inc. will take control of Materials Technologies, Inc. As of March 31, 1997, the reverse merger had not been fully completed, however, the Company anticipates all parties will fulfill their obligations under the agreement.

                                     ATTACHMENT A

                           DELAWARE GENERAL CORPORATION LAW

Section 262 Appraisal rights

    (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a non stock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a non stock corporation; and the words "depository receipt" means a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
    (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:
        (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an inter dealer quotation system by the National Association of Securities Dealers, Inc. or
    (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.
       (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:
            a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
            b. Shares of stock of any other corporation, or depository receipts at the respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an inter dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;



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            c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or
            d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.
       (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
   (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.
   (d)  Appraisal rights shall be perfected as follows:
       (1)  If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares.
    Such demand will be sufficient if it reasonably informs the corporation of the identify of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
       (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holder of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
    (i)  each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with the subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix , in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
   (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of the subsection (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.
   (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week be-
fore the day hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation .
   (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.
   (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.
   (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court
may direct.   Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation of this State or of any state.
   (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of the stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
   (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Not-



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withstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.
   (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, Section 262; 56 Del. Laws, C. 50; 56 Del. Laws, C. 186, Section 24; 57 Del. Laws, C. 148, Sections 27-29; 59 Del. Laws, C. 106, Section 12; 60 Del. Laws, C. 371, Sections 3-12; 63 Del. Laws, C. 25, Section 14; 63 Del. Laws, C. 152, Sections 1,2; 64 Del. Laws, C. 112, Sections 46-54; 66 Del. Laws, C. 136, Sections 30-32; 66 Del. Laws, C. 352, Section 9; 67 Del. Laws, C. 376, Sections 19, 20; 68 Del. Laws, C. 337, Sections 3, 4; 69 Del. Laws, C. 61, Section 10; 69 Del. Laws, C. 262, Sections 1-9 ; 70 Del. Laws, C. 79, Section 16; 70 Del. Laws, C. 186. Section 1;70 Del. Laws, C. 299, Sections 2, 3; 70 Del. Laws, C. 349, Section 22.)